As filed with the Securities and Exchange Commission on October 27, 2017

Securities Act Registration No. 333-220294

Investment Company Act Registration No. 811-23285

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement

under

the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 1	☒

BlackRock Fixed Income Value Opportunities II

(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(800) 882-0052

(Registrant’s Telephone Number, Including Area Code)

John M. Perlowski, President

BlackRock Fixed Income Value Opportunities II

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Thomas A. DeCapo, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston Street

Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value	10,000(1)	$100.00(1)	$1,000,000(1)	$115.90(2)

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Previously Paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated October 27, 2017

PRELIMINARY PROSPECTUS

                              Shares

BlackRock Fixed Income Value Opportunities II

Common Shares

$100.00 per Share

Investment Objective. BlackRock Fixed Income Value Opportunities II (the “Trust”) is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Trust’s investment objective is to seek to provide high income and total return. There can be no assurances that the Trust’s investment objective will be achieved or that the Trust’s investment program will be successful.

The Offering. The Trust is offering, pursuant to this prospectus on a reasonable best efforts basis, common shares of beneficial interest, par value $0.001 per share (“common shares” or “shares”), at a purchase price equal to $100.00 per share plus a sales load of 1.00% of the offering price or $1.00 per share (resulting in a total cost to investors of $101.00 per share). The sales load will automatically be waived for investors who purchase an aggregate of $1,000,000 or more common shares. The minimum required purchase by each investor is 250 shares, however, the Trust, in its sole discretion, may accept investments below this minimum. Please note that BlackRock Investments, LLC (the “Distributor”) or a selling agent may establish a higher minimum investment amount for its clients. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust. See “Plan of Distribution.”

Limited Term. In accordance with the Trust’s Agreement and Declaration of Trust, the Trust will terminate at the close of business on             ,             , the sixth anniversary of the Trust’s initial public offering (the “Termination Date”). The Board of Trustees of the Trust (the “Board”) may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before                     ,                     , the seventh anniversary of the Trust’s initial public offering (which date shall then become the Termination Date). The Trust is not a target term fund and thus does not seek to return the Trust’s initial public offering price of $100.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share.

(continued on inside front cover)

Investing in the Trust’s common shares involves certain risks. The Trust may invest without limitation in debt securities of below investment grade quality (also known as “high yield securities” or “junk bonds”), which are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Trust intends to utilize financial leverage, which is subject to numerous risks. See the “Risks ” section beginning on page  78 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Principal Risk Considerations” beginning on page 11. You should carefully consider these risks together with all of the other information contained in this prospectus before making a decision to purchase the common shares.

•

The Trust has no operating history. The common shares will not be listed for trading on any securities exchange. Accordingly, no secondary market for the common shares is expected to exist, and an investment in the common shares should be considered illiquid. Common shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund, nor can there be any assurance that the Trust will conduct tender offers on a quarterly basis or at all. The Trust is designed primarily for long-term investors who are prepared to hold common shares until the Termination Date, or until the Trust accepts an investor’s common shares for repurchase in a tender offer conducted by the Trust, if any.

•

Because the common shares will not be listed on a securities exchange, you should not expect to be able to sell your common shares regardless of how the Trust performs and, as a result, you may be unable to reduce your exposure during any market downturn.

•

The Trust intends to terminate and provide liquidity for the holders of common shares on or before the Termination Date. You should consider that you may not have access to the money you invest until that time, and may never recover all or a portion of your initial investment in the Trust. An investment in common shares is not suitable for you if you need access to the money you invest.

•

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, which could account for approximately 10-40% of the Trust’s portfolio, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows.

•

There is no guarantee that the Trust will return its initial public offering price of $100.00 per common share upon termination. If you are able to sell your common shares, you may receive less than your original investment.

Beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$100.00	$
Sales Load(1)	$1.00	$
Proceeds, After Expenses, to the Trust(2)	$100.00	$

(notes on inside front cover)

The Distributor and selling agents expect to deliver the common shares to purchasers on or about                 , 2018.

BlackRock Investments, LLC, an affiliate of the Trust and BlackRock Advisors, LLC (the “Advisor”), acts as distributor for the Trust’s common shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 55 East 52nd Street New York, NY 10055.

The date of this prospectus is                 , 2018.

(notes from previous page)

(1)

The common shares will be sold at $100.00 per share plus a sales load. The sales load will be imposed by and paid to the party responsible for selling the common shares to an investor. The sales load is 1.00% of the offering price. The sales load will automatically be waived for investors who purchase an aggregate of $1,000,000 or more common shares. The Distributor or any financial intermediary whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against the sales load in an amount equal to the sales load. Any such credits are made pursuant to arrangements between the financial intermediary and the investor only. The Advisor (and not the Trust) has also agreed to pay from its own assets additional compensation to certain broker-dealers in connection with the offering and may pay commissions to employees of its affiliates that participate in the marketing of the Trust’s common shares. See “Plan of Distribution.”

(2)	The Advisor (and not the Trust) has agreed to pay the organizational and offering expenses of the Trust (other than the sales load).

(continued from previous page)

Limited Term (continued).

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the existence of the Trust, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to common shareholders prior to the Termination Date.

Investment Advisor and Sub-Advisor. The Trust’s investment adviser is BlackRock Advisors, LLC. BlackRock International Limited and BlackRock (Singapore) Limited serve as sub-advisers to the Trust (the “Sub-Advisors” and, together with the Advisor, the “Advisors”).

Investment Strategy. The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective. Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Trust intends to invest across multiple sectors and employ multiple strategies. The Advisors have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of 3-5 years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than 5 years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.”

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, credit default swaps index products, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return.

Leverage. The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage imbedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares of beneficial interest (“Preferred Shares”). The Trust is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage imbedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage.”

Distributor. BlackRock Investments, LLC, an affiliate of the Trust and the Advisor, acts as distributor for the common shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 55 East 52nd Street New York, NY 10055. The Distributor may appoint additional selling agents (each a “Dealer”) to assist in the sale of the common shares on a reasonable best efforts basis. See “Plan of Distribution.”

Non-Listed Closed-End Fund. The Trust does not intend to list its common shares on any securities exchange. Investors should consider that they may not have access to the money they invest until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

Periodic Tender Offers. Beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per share on the last day of the offer. In any given quarter, the Advisor may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Advisor does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust.

****

You should read this prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated                 , 2018 containing additional information about the Trust (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the SAI on page 166 of this prospectus. You may request a free copy of the SAI by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the SAI on its website because the Trust’s common shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Trust’s semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (800) 882-0052. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s website (http://www.blackrock.com) free of charge. Information contained in, or that can be accessed through, the Trust’s website is not part of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus or another date set forth in this prospectus. The Trust’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Fixed Income Value Opportunities II. This summary may not contain all of the information that you should consider before investing in the Trust’s common shares of beneficial interest. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Trust

BlackRock Fixed Income Value Opportunities II is a newly organized, non-diversified, closed-end management investment company with no operating history. Throughout this prospectus, we refer to BlackRock Fixed Income Value Opportunities II simply as the “Trust” or as “we,” “us” or “our.” See “The Trust.”

The Offering

The Trust is offering, pursuant to this prospectus on a reasonable best efforts basis,              common shares of beneficial interest, par value $0.001 per share (“common shares”), at a purchase price equal to $100.00 per share plus a sales load of 1.00% of the offering price or $1.00 per share (resulting in a total cost to investors of $101.00 per share). The sales load will automatically be waived for investors who purchase an aggregate of $1,000,000 or more common shares. The Distributor or any financial intermediary. The minimum required purchase by each investor is 250 shares, however, the Trust, in its sole discretion, may accept investments below this minimum. Please note that BlackRock Investments, LLC (the “Distributor”) or a selling agent may establish a higher minimum investment amount for its clients. The Distributor or any financial intermediary whose customers participate in wrap fee programs or have other fee-based arrangements with the financial intermediary may provide a credit to such customers against such ongoing fees in an amount equal to such ongoing fees. Any such credits are made pursuant to arrangements between the financial intermediary and the investor only. See “Plan of Distribution.”

BlackRock Advisors, LLC (the “Advisor”) (and not the Trust) has agreed to pay the Trust’s offering expenses (other than the sales load). The Advisor (and not the Trust) has agreed to pay from its own assets additional compensation to certain broker-dealers in an amount not to exceed             % of the total price to the public of the common shares sold in this offering. The Advisor (and not the Trust) has also agreed to pay commissions to certain employees of the Distributor that participate in the marketing of the Trust’s common shares, which commissions will not exceed             % of the total price to the public of the common shares sold in this offering.

You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

Limited Term	In accordance with the Trust’s Third Amended and Restated Agreement and Declaration of Trust, dated as of October 19, 2017

and as amended from time to time (the “Agreement and Declaration of Trust”), the Trust will terminate at the close of business on             ,             , the sixth anniversary of the Trust’s initial public offering (the “Termination Date”). The Board of Trustees of the Trust (the “Board”) may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before             ,             , the seventh anniversary of the Trust’s initial public offering (which date shall then become the Termination Date). The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Trust’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to common shareholders prior to the Termination Date. The Trust retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to common shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Accordingly, as the Trust nears the Termination Date, the Advisor may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the Trust may not achieve its investment objectives, comply with the investment guidelines described in this prospectus or be able to sustain their historical distribution levels.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Advisor anticipates that these less liquid investments will have a weighted average life of 3-5 years, the Trust may hold assets with a weighted average life longer than 5 years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with holding common shares of the Trust and the value of the common shares outstanding will continue to fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may elect to write off or donate the remaining securities to charity. The Trust cannot predict the amount of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities. See “Risks—Principal Risks—Limited Term Risk.”

Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to common shareholders, the Trust may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to common shareholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the Termination Date, the Trust will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its common shareholders (to the extent not already distributed) and the Trust will terminate its existence under Delaware law.

The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share.

Investment Objective	The Trust’s investment objective is to seek to provide high income and total return.

There can be no assurances that the Trust’s investment objective will be achieved or that the Trust’s investment program will be successful. The Trust is not intended as, and you should not construe it to be, a complete investment program. The Trust is not intended for investors whose investment horizon is longer or significantly shorter than the expected life of the Trust. The Trust’s investment objective may be changed by the Board without prior shareholder approval.

Investment Policies

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”), whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds (“PIK Bonds”), asset-backed lending/securities, including asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and leases, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps (“CDS”), credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs (“Excess MSRs”), as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. The Advisors (as defined below) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of 3-5 years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than 5 years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. See “Risks—Principal Risks—Below Investment Grade Securities Risk.”

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, CDS index products, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the Securities and Exchange Commission (“SEC”)

and/or SEC staff rules, guidance or positions. See “The Trust’s Investments—Portfolio Contents and Techniques—Strategic Transactions and Other Management Techniques.”

If the Advisor determines it to be appropriate or necessary, the Trust may form one or more wholly-owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”). The Trust initially anticipates investing in MSRs, physical assets and commodities indirectly through the Subsidiaries. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and will not be subject to the investor protections of the Investment Company Act. The Subsidiaries will be advised or managed by the Advisor and have the same investment objective as the Trust. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the Investment Company Act relating to capital structure, affiliated transactions and custody. See “The Trust’s Investments—Portfolio Composition and Other Information—The Subsidiaries” and “Risks—Principal Risks—Subsidiary Risk” for additional information.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Other Policies and Strategies. During temporary defensive periods, including in response to adverse market, economic or political conditions, the period during which the net proceeds of this offering are being invested, or as the Trust nears liquidation/termination, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable. The Trust may not achieve its investment objective, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels under these circumstances.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. See “The Trust’s Investments—Portfolio Contents and Techniques—Short Sales” in this prospectus for information about the limitations applicable to the Trust’s short sale activities.

The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Unless otherwise stated herein or in the SAI, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated in this prospectus or the SAI, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated in this prospectus apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

For a discussion of risk factors that may affect the Trust’s ability to achieve its investment objective, see “Risks.”

Leverage	The Trust will use leverage to seek to achieve its investment objective.

The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage imbedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares of beneficial interest (“Preferred Shares”). The Trust is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage imbedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage.”

The use of leverage is subject to numerous risks and will cause the Trust’s net asset value and the yield to holders of common shares to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. In addition, because the Trust’s investment management fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage, during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage. No assurances can be given that the Trust’s use of leverage will in any particular circumstance be possible or successful or that the Trust’s use of leverage will result in a higher yield to holders of common shares. See “Risks—Principal Risks—Leverage Risk.”

Investment Adviser and Sub-Advisers

The Trust’s investment adviser is BlackRock Advisors, LLC. BlackRock International Limited and BlackRock (Singapore) Limited serve as sub-advisers to the Trust (the “Sub-Advisors” and, together with the Advisor, the “Advisors”). Each Advisor is a subsidiary of BlackRock, Inc. (“BlackRock”). The Advisor will receive an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Advisor, and not the Trust, expects to pay an annual sub-advisory fee to each Sub-Advisor equal to a percentage of the management fee received by the Advisor from the Trust with respect to the average daily value of the Trust’s Managed Assets allocated to the applicable Sub-Advisor.

During periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage. See “Management of the Trust—Advisor and Sub-Advisors.”

Distributions

Commencing with the Trust’s initial distribution in         , the Trust intends to distribute quarterly all or a portion of its net investment income to holders of common shares. The Trust intends to pay any capital gains distributions at least annually. Quarterly distributions may also include net realized capital gains. See “Distributions.”

The Trust expects to declare the initial quarterly dividend approximately 60 to 90 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering, depending on market conditions.

Various factors will affect the level of the Trust’s income, including the asset mix, the average maturity of the Trust’s portfolio and the Trust’s use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s net asset value (and indirectly benefits the Advisor by increasing its fee) and, correspondingly, distributions from undistributed income will reduce the Trust’s net asset value.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust in accordance with the Trust’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at            . See “Dividend Reinvestment Plan.”

The Trust reserves the right to change their distribution policies and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders. See “Distributions.”

Distributor; Dealers; Sales Load

BlackRock Investments, LLC, an affiliate of the Trust and the Advisor, acts as distributor for the common shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 55 East 52nd Street New York, NY 10055. The Distributor may appoint additional selling agents (each a “Dealer”) to assist in the sale of the common shares on a reasonable best efforts basis. The sales load for any one shareholder is payable to either the Distributor or a Dealer, as applicable, and is charged as a percentage of a prospective shareholder’s purchase amount. The sales load represents a payment in addition to the shareholder’s investment. The sales load will be subtracted from a prospective shareholder’s purchase amount and will neither constitute an investment made by the shareholder in the Trust nor form part of the assets of the Trust. Investments in the Trust are subject to a sales load of 1.00% of the amount invested or $1.00 per common share. Dealers generally will receive the entire sales load with respect to the common shares purchased by their customers. The sales load will automatically be waived for investors who purchase an aggregate of $1,000,000 or more common shares. See “Plan of Distribution.”

Non-Listed Closed-End Fund

The Trust does not intend to list the common shares on any securities exchange. Investors should consider that they may not have access to the money they invest until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares will not be redeemable at an investor’s option, and unlike traditional listed closed-end funds the common shares will not be listed on any securities exchange. Therefore, investors should not expect to be able to sell their Shares regardless of how the Trust performs. See “Closed-End Fund Structure.”

Periodic Tender Offers

Beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Advisor may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Advisor does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Advisor and/or Board believe that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value.

If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase fund expenses as a percent of assets. The Trust may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of common shares pursuant to any tender offers. There can be no assurance, however, that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Trust is designed primarily for long-term investors and an investment in the common shares should be considered illiquid. While the Trust intends to conduct quarterly tender offers as described herein, the Trust is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their common shares. See “Periodic Tender Offers” and “Risks—Principal Risks—Valuation Risk.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Trust’s custodian, and will serve as the Trust’s transfer agent.

Administrator	State Street Bank and Trust Company will serve as the Trust’s administrator and fund accountant.

Principal Risk Considerations

An investment in common shares of the Trust involves risk. You should consider carefully the risks summarized below, each of which is described in more detail under “Risks” beginning on page 78 of this prospectus.

No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance. See “Risks—Principal Risks—No Operating History.”

Limited Term Risk. The Trust will terminate in accordance with its Agreement and Declaration of Trust. The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches the Termination Date, the Advisor may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the portfolio composition of the Trust may change and the Trust may not achieve its investment objective, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and the Trust’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating referenced in this prospectus, and distributed the proceeds thereof to common shareholders.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Advisor anticipates that these less liquid investments will have a weighted average life of 3-5 years, the Trust may hold assets with a weighted average life longer than 5 years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with holding common shares of the Trust and the value of the common shares outstanding will continue to fluctuate with the value of the Trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the Trust may elect to write off or donate the remaining securities to charity. The Trust cannot predict the amount of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversified Status. The Trust is a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment Risk. An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Common shares are designed for longer-term investors and the Trust should not be treated as a trading vehicle. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who seek to tender their common shares in a relatively short period of time after completion of the initial offering and the beginning of the Trust’s intended quarterly tender offers, if any. During periods in which the Trust may use leverage, and during the period in which the Trust nears the Termination Date, the Trust’s investment and certain other risks will be magnified.

Non-Listed Closed-End Fund Risk. The Trust is designed for long-term investors and not as a trading vehicle. An investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The common shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in common shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the common shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Trust does not intend to list the common shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the common shares in the foreseeable future. The net asset value of the common shares may be volatile and the Trust’s use of leverage will increase this volatility. As the common shares are not traded, investors may not be able to dispose of their investment in the Trust no matter how the Trust performs.

Tender Offer Risk. In recognition that a secondary market for the common shares is unlikely to exist, beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Advisor may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Advisor does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Advisor believes that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase Trust expenses as a percentage of net assets.

Payment for tendered common shares may require the liquidation of the Trust’s investments earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Trust’s portfolio turnover. Such liquidations may also cause the Trust to sell its more liquid investments, which may reduce the ability of the Trust to conduct future tender offers and may result in the Trust selling investments at inopportune times or at times prior to when the Advisor believes the Trust may be able to realize the best return on such investments. Additionally, because such liquidations may cause the Trust to sell its more liquid investments, common shareholders who choose not to tender into one of the Trust’s tender offers will hold investments in a Trust whose portfolio may become increasingly illiquid. As the Trust’s portfolio becomes more illiquid, the Trust’s portfolio may become harder to value and it may become harder for the Trust to dispose of its investments at prices the Advisor believes reflect their fair value, or at all, resulting in losses to the Trust and its shareholders. Further, subject to the Trust’s investment restriction with respect to leverage, the Trust may utilize leverage to finance the repurchase of common shares pursuant to any tender offers. However, there can be no assurance that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. See “Risks—Principal Risks—Valuation Risk.”

In a scenario where the Trust’s portfolio is becoming increasingly illiquid, the Board may determine not to make tender offers and/or may determine that it is in the best interests of the Trust and its shareholders to liquidate and dissolve the Trust.

Best-Efforts Offering Risk. This offering is being made on a reasonable best efforts basis, whereby the Distributor and selected Dealers participating in this offering are only required to use their reasonable best efforts to sell the common shares and have no firm commitment or obligation to purchase any of the common shares. There is no minimum number of common shares (by all common shareholders in aggregate) required to be sold. There is no assurance that the Trust will raise sufficient proceeds in this offering to allow the Trust to purchase a portfolio of investments allocated in accordance with the Advisor’s investment strategy. As a result, the Trust may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the common shares. The Distributor is an affiliate of the Trust and the Advisor. As a result, the Distributor’s due diligence review and investigation of the Trust and this prospectus cannot be considered to be an independent review.

Valuation Risk. The Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations for complex or unique financial instruments are not available, the Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Trust’s investments.

When market quotations are not readily available or are deemed to be unreliable, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Advisor anticipates that approximately 10-40% of its portfolio may be valued using fair value. This percentage may increase over the life of the Trust, particularly as the Trust nears liquidation.

Fixed Income Securities Risks. Fixed income securities in which the Trust may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve recently increased the federal funds rate and has indicated that it may raise the federal funds rate further in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Trust’s management. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Trust’s intended use of leverage will tend to increase the Trust’s interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Trust and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurances that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

The Trust may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Trust also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Trust holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Trust’s common shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Trust’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Trust invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risks—Principal Risks—Below Investment Grade Securities Risk.” In addition, to the extent the Trust uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Duration and Maturity Risk. The Trust has no set policy regarding portfolio maturity or duration of the fixed income securities it may hold. The Advisors may seek to adjust the duration or maturity of the Trust’s fixed income holdings based on its assessment of current and projected market conditions and all other factors that the Advisors deem relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Trust may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Advisors’ assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. Generally speaking, the longer the duration of any fixed income securities in the Trust’s portfolio, the more exposure the Trust will have to the interest rate risks described above. See “Risks—Principal Risks—Fixed Income Securities Risks—Duration and Maturity Risk.”

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “Risks—Principal Risks—Fixed Income Securities Risks—Credit Risk,” “Risks—Principal Risks—Fixed Income Securities Risks—Interest Rate Risk,” “Risks—Principal Risks—Fixed Income Securities Risks—Prepayment Risk,” “Risks—Additional Risks—Inflation Risk” and “Risks—Additional Risks—Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to additional risks described herein under “Risks—Principal Risks—Below Investment Grade Securities Risk.”

Restricted and Illiquid Investments Risk. The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. It is expected that approximately 10-40% of the Trust’s portfolio will consist of these types of investments. In addition, the portion of the Trust’s portfolio that consists of these types of investments may increase as a result of the Trust selling its more liquid investments in connection with, or having a smaller base of assets after, a tender offer. See “Risks—Principal Risks—Tender Offer Risk.” The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Direct Lending Risk. The Trust may make direct loans and engage in direct lending, which practice involves certain risks. If a loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Trust may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Trust may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Trust’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Trust’s rights.

Mortgage Servicing Rights Risk. MSRs are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject the Trust to numerous additional risks. MSR’s performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs held by the Trust or require the Trust to make advances in respect of such delinquencies or defaults that may not be recovered.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P, lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Trust. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

Non-U.S. Securities Risk. The Trust may invest in securities of non-U.S. issuers (“Non-U.S. Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities. The Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits. Non-U.S. Securities may trade on days when the Trust’s common shares are not priced or traded.

Emerging Markets Risk. The considerations noted above in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries, including countries that may be considered “frontier” markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Frontier Markets Risk. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of Trust’s shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of a Trust’s shares to decline.

Governments of many frontier countries in which the Trust may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Trust’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but is not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

Tax Characterization Risk. The Trust intends to employ an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The amount of taxable income and the tax character of income derived from these types of investments may not be determined at the time of a distribution from the Trust and may be recharacterized on IRS Form 1099, and any increase in the amount of taxable income recognized from these transactions over the amount initially anticipated by the Trust could, among other things, increase the portion of Trust distributions that are taxable to investors as ordinary dividend income and cause the Trust to be subject to excise taxes on undistributed taxable income. Additionally, to the extent the Trust’s investments are held in a liquidating trust following the Trust’s termination, shareholder distributions paid out of the liquidating trust may be reported on a Grantor Information Statement.

Below Investment Grade Securities Risk. The Trust may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Advisors), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. An Advisor’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Trust, a rated security may cease to be rated. An Advisor will consider such an event in determining whether the Trust should continue to hold the security.

Unrated Securities Risk. Because the Trust may purchase securities that are not rated by any rating organization, an Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on an Advisor’s credit analysis than would be the case when the Trust invests in rated securities.

Mortgage Related Securities Risks. Investing in mortgage-backed securities (“MBS”) entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk. To the extent the Trust invests in junior tranches of MBS, it will be subject to additional risks, including the risk that proceeds that would otherwise be distributed to the Trust may be diverted to pay down more senior tranches.

MBS generally are classified as either residential MBS (“RMBS”) or commercial MBS (“CMBS”), each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

Asset-Backed Securities Risk. ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Trust with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment, meaning that proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

Collateralized Debt Obligations Risk. In addition to the general risks associated with fixed income securities, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Zero Coupon Securities Risk. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. The Trust accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the U.S. federal tax laws, the Trust is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Trust’s exposure to zero coupon securities. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Trust’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Trust’s portfolio.

Senior Loans Risk. The Trust may invest in senior secured floating rate and fixed rate loans or debt. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “Risks—Principal Risks—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Trust may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Trust may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Dividend Paying Equity Securities Risk. Dividends on common equity securities which the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the Investment Company Act and the Trust’s governing documents or as otherwise permitted by the SEC, the Trust may acquire shares in other affiliated and unaffiliated investment companies, including in ETFs or BDCs. The market value of the shares of other investment companies, including ETFs and BDCs, may differ from their net asset value. As an investor in investment companies, including ETFs and BDCs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs and BDCs.

The securities of other investment companies, including ETFs and BDCs, in which the Trust may invest may be leveraged. As a result,

the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Trust’s common shares) will be diminished.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income distributions, but also creates risks for the holders of common shares. The Trust’s leveraging strategy may not be successful.

There can be no assurance that the Trust’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value and distribution rate of the common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged;

•	when the Trust uses financial leverage, the investment advisory fee payable to the Advisor will be higher than if the Trust did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurances that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust may utilize leverage through investment derivatives. See “Risks—Principal Risks—Strategic Transactions and Derivatives Risk.” The use of certain derivatives will require the Trust to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Trust for U.S. federal income tax purposes may reduce the amount of Trust dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Strategic Transactions and Derivatives Risk. The Trust may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Trust also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Trust’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Trust to the potential of greater losses. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Trust wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Trust’s net asset value and may materially adversely affect the Trust in situations in which the Trust is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission

(“CFTC”). The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Trust.

Subsidiary Risk. By investing in any Subsidiary, the Trust will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Trust and will be subject to the same risks that apply to similar investments if held directly by the Trust. The Subsidiaries will not be registered under the Investment Company Act, and, unless otherwise noted in this prospectus, will not be subject to all the investor protections of the Investment Company Act. However, the Trust will wholly own and control any Subsidiary, and the Trust and any Subsidiary will each be managed by the Advisor and share the same portfolio management team. The Trust’s Board will have oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiaries, and the Trust’s role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust and/or the Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Trust. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Trust or the Subsidiaries, including under the RIC rules.

Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. Because derivative transactions in which the Trust may engage may involve instruments that are not traded on an Exchange (as defined herein) or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Trust is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Trust intends to enter into transactions only with counterparties that the Advisors believe to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Trust will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Trust’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Trust may be exposed to the risk of a court treating the Trust as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Risk Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Trust’s business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. The Trust does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The U.S. Government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objective.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Trust. For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Trust does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. According to publicly released statements, a top legislative priority of the new Congress and administration is to enact significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on the Trust or an investment in the Trust’s shares. The Trust cannot predict how any changes in the tax laws might affect its investors or the Trust itself. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Trust’s ability to qualify as a RIC or the U.S. federal income tax consequences to its investors and itself of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Trust’s shares.

Potential Conflicts of Interest of the Advisor, Sub-Advisors and Others. BlackRock, the ultimate parent company of each Advisor, and BlackRock’s affiliates (“Affiliates”), which include each Advisor and The PNC Financial Services Group, Inc. (“PNC”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Allocation Risk. The Trust’s ability to achieve its investment objective depends upon the Advisors’ skill in determining the allocation of the Trust’s assets and in selecting the best mix of investments. There is a risk that an Advisor’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on an Advisor’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Trust, as well as the overall risk profile of the Trust’s portfolio, may vary over time. The Advisors employ an active approach to the Trust’s investment allocations, but there is no guarantee that an Advisor’s allocation strategy will produce the desired results. The percentage of the Trust’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Trust’s investment policies. It is possible that the Trust will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Trust’s investment policies and the discretion granted to the Advisors to invest the Trust’s assets across various segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Trust’s ability to achieve its investment objective may be more dependent on the success of its investment adviser than other investment companies.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

Additional Risk Considerations. For additional risks relating to investments in the Trust, including “LIBOR Risk,” “Mezzanine Investments Risk,” “Bank Loans Risk,” “Risks Relating to Particular Countries or Geographic Regions,” “Insolvency of Issuers of Indebtedness Risk,” “Risks of Loan Assignments and Participations,” “Inflation-Indexed Bonds Risk,” “Pay-in-Kind Bonds Risk,” “Growth Stock Risk,” “Value Stock Risk,” “Preferred Securities Risk,” “Convertible Securities Risk,” “Debtor-In-Possession Financing Risk,” “Whole Loan Mortgages Risk,” “New Issues Risk,” “Highly Volatile Markets Risk,” “Warrants Risk,” “Rights Risks,” “Inverse Floater and Related Securities Risk,” “Structured Investments Risk,” “Defensive Investing Risk,” “Hedging Transactions Risk,” “Option Transactions Risk,” “Commodities, Financial Futures Contracts and Options Thereon Risk,” “Forward Contracts Risk,” “Swaps Risk,” “Repurchase Agreements Risk,” “Reverse Repurchase Agreements Risk,” “Dollar Roll Transactions Risk,” “When-Issued and Delayed Delivery Transactions Risk,” “Securities Lending Risk,” “Short Sales Risk,” “Inflation Risk,” “Deflation Risk,” “EMU and Redenomination Risk,” “Regulation as a ‘Commodity Pool,’” “Failure of Futures Commission Merchants and Clearing Organizations,” “Investment Company Act Regulations,” “Legislation Risk,” “Decision-Making Authority Risk,” “Management Risk,” “Market and Selection Risk,” “Reliance on the Advisor and Sub-Advisors,” “Reliance on Service Providers,” “Information Technology Systems,” “Cyber Security Risk” and “Misconduct of Employees and of Service Providers,” please see “Risks” beginning on page 78 of this prospectus.

SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses as a percentage of net assets attributable to common shares. The Advisor will pay each Sub-Advisor a sub-advisory fee out of the management fee received by the Advisor from the Trust. Investors in the Trust will bear indirectly fees and expenses of the Trust, which are reflected in the following table and the examples below. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Trust’s first full year of operations and assume that the Trust has net assets attributable to common shares of $300 million. If the net assets attributable to common shares of the Trust are less than $300 million, all other things being equal, these expenses would increase as a percentage of net assets attributable to the common shares. See “Management of the Trust” and “Dividend Reinvestment Plan.” The following table should not be considered a representation of the Trust’s future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Trust.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (2)	None
Dividend reinvestment plan fees(3)	None

Percentage of net assets attributable to common shares (assuming the use of leverage)(4)
Estimated Annual Expenses
Management fees(5)	2.08%
Other expenses	0.29%
Interest Expense(6)	1.33%

Total annual expenses(7)	3.70%

(1)

The Distributor and Dealers will charge investors a sales load in connection with an investment in the Trust. The Distributor, as described below, may retain compensation not reallowed to Dealers. The Advisor (and not the Trust) has agreed to pay from its own assets additional compensation to certain broker-dealers in an amount not to exceed             % of the total price to the public of the common shares sold in this offering. The Advisor (and not the Trust) has also agreed to pay commissions to certain employees of the Distributor that participate in the marketing of the Trust’s common shares, which commissions will not exceed             % of the total price to the public of the common shares sold in this offering. The initial sales load and all additional compensation and expense reimbursements to the Distributor or Dealers will not, in the aggregate, exceed     % of the total price to the public of the common shares sold in this offering. See “Plan of Distribution.”

(2)

The Advisor (and not the Trust) has agreed to pay the organizational and offering expenses of the Trust (other than the sales load). The aggregate organizational and offering expenses (other than the sales load) are estimated to be $             (or $             per common share).

(3)	The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Trust.
(4)	Assumes leverage in an amount equal to 67% of the Trust’s net assets attributable to common shares (40% of the Trust’s Managed Assets).

In order to help you better understand the costs associated with the Trust’s intended leveraging strategy, and the fees and expenses the Trust will bear as it implements it leveraging strategy, the table below sets forth the Trust’s expenses assuming the Trust does not use leverage:

Percentage of net assets attributable to common shares (assuming no leverage)
Estimated Annual Expenses
Management fees(5)	1.25%
Other expenses	0.27%

Total annual expense(7)	1.52%

(5)

The Advisor will receive an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage. In accordance with the requirements of the SEC, the table above shows the Trust’s management fee as a percentage of average net assets attributable to common shareholders.

(6)

Assumes the use of leverage representing 40% of the Trust’s Managed Assets and an estimated interest expense at an annual rate equal to 1.33%, which is subject to change based on market conditions. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. Therefore, the actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of leverage and variations in market interest rates.

(7)

The Trust and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual fee, through June 30, 2019. Fees waived by the Advisor pursuant to the Fee Waiver Agreement for the Trust’s first year of operations are expected to amount to less than 0.01% of the Trust’s net assets attributable to common shares. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust (“Independent Trustees”) or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Advisor.

The following example illustrates the expenses (including the sales load of $10.00) that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 3.70% of net assets attributable to common shares in years one through five and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$47	$122	$199	$401

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Assuming the Trust does not use leverage, the estimated total expenses incurred for the 1, 3, 5 and 10 year periods would have been $25, $58, $92 and $189.

The above examples, including the illustration of expenses over a five year period, are required by SEC regulations applicable to all investment companies and are meant to provide a means for shareholders to compare expense levels of funds with different fee structures over varying investment periods. As discussed herein, in accordance with its Agreement and Declaration of Trust, the Trust will, automatically and without shareholder approval, terminate at the close of business on the Termination Date, subject to the Board’s ability to terminate the Trust prior to such Termination Date. See “Description of Shares—Common Shares—Limited Term.”

THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on August 23, 2017, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

BlackRock Fixed Income Value Opportunities was an unlisted, limited term, fixed income fund that liquidated in December of 2014. Although there are similarities between the Trust and BlackRock Fixed Income Value Opportunities, the Trust has different investment policies and risk factors than BlackRock Fixed Income Value Opportunities.

In accordance with the Trust’s Agreement and Declaration of Trust, the Trust will terminate at the close of business on the Termination Date. The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the Termination Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Trust’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to common shareholders prior to the Termination Date. The Trust retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to common shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to common shareholders, the Trust may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to common shareholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the Termination Date, the Trust will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its common shareholders (to the extent not already distributed) and terminate its existence under Delaware law.

The Trust does not seek to return $100.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. See “Description of Shares—Common Shares—Limited Term.”

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $            . The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objective and policies as stated below. The Trust currently anticipates that it will be able to invest all of the net proceeds in accordance with the Trust’s investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

THE TRUST’S INVESTMENTS

Investment Objective and Policies

Investment Objective. The Trust’s investment objective is to seek to provide high income and total return.

There can be no assurances that the Trust’s investment objective will be achieved or that the Trust’s investment program will be successful. The Trust is not intended as, and you should not construe it to be, a complete investment program. The Trust is not intended for investors whose investment horizon is longer or significantly shorter than the expected life of the Trust. The Trust’s investment objective may be changed by the Board without prior shareholder approval.

Investment Policies. Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”), whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds (“PIK Bonds”), asset-backed lending/securities, including asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and leases, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps (“CDS”), credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs (“Excess MSRs”), as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. The Advisors have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of 3-5 years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than 5 years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or securities that are judged to be of comparable quality by the Advisors (as defined below). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. See “Risks—Principal Risks—Below Investment Grade Securities Risk.”

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, CDS index products, total return swaps, and interest rate swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. See “The Trust’s Investments—Portfolio Contents and Techniques—Strategic Transactions and Other Management Techniques.”

If the Advisor determines it to be appropriate or necessary, the Trust may form one or more wholly-owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. The Trust initially anticipates investing in MSRs, physical assets and commodities indirectly through the Subsidiaries. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act and will not be subject to the investor protections of the Investment Company Act. The Subsidiaries will be advised or managed by the Advisor and have the same investment objective as the Trust. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the Investment Company Act relating to capital structure, affiliated transactions and custody. See “The Trust’s Investments—Portfolio Composition and Other Information—The Subsidiaries” and “Risks—Principal Risks—Subsidiary Risk” for additional information.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Other Policies and Strategies. During temporary defensive periods, including in response to adverse market, economic or political conditions, the period during which the net proceeds of this offering are being invested, or as the Trust nears liquidation/termination, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable. The Trust may not achieve its investment objective, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels under these circumstances.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. See “The Trust’s Investments—Portfolio Contents and Techniques—Short Sales” in this prospectus for information about the limitations applicable to the Trust’s short sale activities.

The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Unless otherwise stated herein or in the SAI, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated in this prospectus or the SAI, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated in this prospectus apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Portfolio Contents and Techniques

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust’s investment policies and restrictions and certain of the Trust’s portfolio investments is contained in the SAI. There is no guarantee the Trust will buy all of the types of securities or use all of the investment techniques that are described herein.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Debt Securities. The Trust may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Non-U.S. Securities. The Trust may invest without limit in Non-U.S. Securities. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments. The Trust may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Trust invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisors may not be able to sell the Trust’s portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Foreign Currency Transactions. The Trust’s common shares are priced in U.S. dollars and the distributions paid by the Trust to common shareholders are paid in U.S. dollars. However, a portion of the Trust’s assets may be denominated in non-U.S. currencies and the income received by the Trust from such securities will be paid in non-U.S. currencies. The Trust also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Trust’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Trust may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Trust has the flexibility to engage in such transactions, the Advisors may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Trust to benefit from favorable fluctuations in relevant foreign currencies. The Trust may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Sovereign Governmental and Supranational Debt. The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Trust may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to suffer a loss of interest or principal on any of its holdings.

Distressed and Defaulted Securities. The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Event Driven Investments. The Trust may invest in companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The intended goal of the investment strategies within the event driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event.

Senior Loans. The Trust may invest in senior secured floating rate and fixed rate loans or debt. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust’s net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, the Advisors expect the average life of the Senior Loans in which the Trust invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance.

Many Senior Loans in which the Trust may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisors will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Trust may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisors believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisors do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust’s net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Trust invests in floating rate Senior Loans, the Trust’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust’s net asset value.

The Trust may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. For example, if such loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Trust as illiquid.

The Trust may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available. The Advisors may utilize these instruments and similar instruments that may be available in the future. The Trust may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate fixed income securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate fixed income securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein.

Second Lien Loans. The Trust may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. Second Lien Loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, which may result in a loss of investment to the Trust.

Mezzanine Loans. The Trust may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Delayed Funding Loans and Revolving Credit Facilities. The Trust may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits. The MBS in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Trust may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Trust may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Trust invests, the Trust will not be able to recover all of its investment in the MBS it purchases. MBS in which the Trust invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured, on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Authority (“FHA”), or guaranteed by the Department of Veteran Affairs. RMBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurances that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan did not propose similar significant changes to GNMA, which guarantees payments on mortgage related securities backed by federally insured or guaranteed loans. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated mortgage related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Non-Agency RMBS. These RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurances that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust’s shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veteran Affairs, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Trust may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). STRIPS can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities. Adjustable rate mortgages (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Trust to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Trust may potentially reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Trust, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage Related Derivative Instruments. The Trust may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX

Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Trust may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and MBS. The Trust may invest in newly developed mortgage related derivatives that may hereafter become available. See “—Strategic Transactions and Other Management Techniques” in this prospectus and “Investment Policies and Techniques—Strategic Transactions and Other Management Techniques” in the SAI for additional information regarding derivative transactions which the Trust may utilize.

Mortgage Related ABS. ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including in some cases mortgage related asset classes, such as home equity loan ABS. Home equity loan ABS are subject to many of the same risks as RMBS, including interest rate risk and prepayment risk.

TBA Commitments. The Trust may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including MBS, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “—When-Issued, Delayed Delivery and Forward Commitment Securities.”

Net Interest Margin (NIM) Securities. The Trust may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Whole Loan Mortgages. The Trust may invest in whole loan mortgages, especially subprime residential mortgage loans and non-performing and sub-performing mortgage loans. By investing in whole loan mortgages, the Trust acquires the entire beneficial interest in a single residential or commercial mortgage that has not been securitized, rather than fractional portions of or participations in such loans.

Mortgage Servicing Rights. The Trust may invest in Normal MSRs and Excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties, to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of Normal MSRs.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. The Trust may acquire all or substantially all of the equity of a mortgage or private loan originator.

Asset-Backed Securities. ABS are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. The Trust may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CDOs are types of ABS. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Trust against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this prospectus and the SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Trust.

A CLO is a structured debt security, issued by SPE, that was created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPE. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Trust may invest in the equity or residual portion of the capital structure of CLOs. The SPE is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

In addition to the general risks associated with fixed income securities discussed in this prospectus and the SAI, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Trust makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, as described below in “Risk—Principal Risks—Non-U.S. Securities Risk,” and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Debtor-In-Possession Financings. The Trust may invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that has been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Direct Lending. The Trust may act as the originator for direct loans and engage in direct lending. Direct loans between the Trust and a borrower may not be administered by an underwriter or agent bank. The Trust may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Trust. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Trust will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Trust’s performance.

As part of its lending activities, the Trust may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Trust, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Trust’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the Trust’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Trust funds, the Trust may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Trust or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Trust may have difficulty disposing of the assets used as collateral for a loan.

Real Estate Investment Trusts. The Trust may invest in equity interests and debt securities issued by real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust’s investment strategy results in the Trust investing in REIT shares, the percentage of the Trust’s dividend income received from REIT shares will likely exceed the percentage of the Trust’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Trade Claims. The Trust may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/ or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

High Yield Securities. The Trust may invest in securities rated, at the time of investment, below investment grade quality such as those rated “Ba” or below by Moody’s, “BB” or below by S&P or Fitch, or securities comparably rated by other rating agencies or in securities determined by the Advisors to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Equity Securities. The Trust may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Trust may have exposure to common stocks, historical trends would indicate that the Trust’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Preferred Securities. The Trust may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and trust preferred securities.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof – e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurances that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” convertible security may be created by the Trust or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Trust also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Trust in turn assumes credit risk associated with the issuer of the convertible note.

Other Investment Companies. The Trust may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest directly. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Trust’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust may be subject to the extent it employs a leverage strategy.

The Trust may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurances that an ETF’s investment objectives will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

Restricted and Illiquid Investments. The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Trust in determining its net asset value. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Trust’s assets in illiquid investments may restrict the ability of the Trust to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Trust’s operations require cash, such as when the Trust pays dividends, and could result in the Trust borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Trust may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an Exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Trust or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Trust are required to be registered under the securities laws of one or more jurisdictions before being resold, the Trust may be required to bear the expenses of registration. Certain of the Trust’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Trust may obtain access to material nonpublic information, which may restrict the Trust’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Trust may have to estimate their value, which means that their valuation (and thus the valuation of the Trust) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Trust decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Trust might obtain less favorable pricing terms that when it decided to sell the security.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust would be required to distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Physical Assets. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

Structured Instruments. The Trust may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Trust’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Trust’s use of structured instruments may not work as intended.

Structured Notes. The Trust may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Event-Linked Securities. The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit Linked Notes. The Trust may invest in credit linked notes (“CLNs”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Inverse Floating Rate Securities. An inverse floating rate security (or “inverse floater”) is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. The Trust may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, including a mortgage related security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Trust purchases an inverse floater from a trust, and the underlying security was held by the Trust prior to being deposited into the trust, the Trust typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Trust will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Trust’s net asset value per common share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Trust when the Trust did not previously own the underlying bond.

Credit Linked Securities. Among the income producing securities in which the Trust may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Trust may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Trust would receive. The Trust’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Strategic Transactions and Other Management Techniques. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, CDS index products, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Trust to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Inasmuch as any obligations of the Trust that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Trust, the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. See “—Leverage.” Additionally, segregated or earmarked liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences. See “Risks—Principal Risks—Strategic Transactions and Derivatives Risk.”

Interest Rate Transactions. The Trust may enter into interest rate swaps and purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date and/or to hedge against increases in the Trust’s costs associated with its leverage strategy. The Trust will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels of collar amounts.

For example, if the Trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Trust from a reduction in yield due to falling interest rates and may permit the Trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Trust may hedge both its assets and liabilities through interest rate swaps, caps, floors and collars. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Trust will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Trust or that the Trust would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Trust’s clearing broker. Certain U.S. federal income tax requirements may limit the Trust’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Indexed and Inverse Securities. The Trust may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Trust may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Trust may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Swaps. The Trust may enter into swap agreements, including credit default and total return swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Trust’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Trust’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Trust) and the Trust will segregate with a custodian or earmark on its books and records an amount of cash or liquid assets having an aggregate value at all times at least equal to any accrued but unpaid net amounts owed to a swap counterparty.

Whether the Trust’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisors’ ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Trust will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Trust’s ability to use swap agreements. The regulation of the swap market is undergoing significant change as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). See “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Dodd-Frank Act Risk” in the SAI. It is possible that developments in the swap market, including government regulation, could adversely affect the Trust’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps. The Trust may enter into credit default swap agreements and related instruments, such as credit default swap index products, for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements and related instruments, such as credit default swap index products, involve greater risks than if the Trust had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. The Trust’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Trust). The Trust will at all times segregate with its custodian in connection with each such transaction liquid assets or cash with a value at least equal to the Trust’s exposure (any accrued but unpaid net amounts owed by the Trust to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Trust is a seller of protection in a credit default swap transaction, it will segregate with its custodian in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Trust’s ability to successfully use credit derivatives.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its Managed Assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. Swap agreements also bear the risk that the Trust will not be able to meet its obligation to the counterparty. Generally, the Trust will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value (“net asset value”) at least equal to the accrued excess will be segregated by the Trust. If the total return swap transaction is entered into on other than a net basis, the full amount of the Trust’s obligations will be accrued on a daily basis, and the full amount of the Trust’s obligations will be segregated by the Trust in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the total return swap agreement.

Financial Futures Transactions and Options. The Trust is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Trust’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Trust’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Trust may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Trust may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Trust may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Trust also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisors should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Trust invests to make such hedging appropriate.

Futures Strategies. The Trust may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Trust’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Trust’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Trust’s investments that are being hedged. While the Trust will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Trust’s investments being hedged. In addition, the ability of the Trust to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Trust. Employing futures as a hedge also may permit the Trust to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Trust intends to purchase a security, the Trust may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Trust. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Trust may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Trust may purchase a call option on a futures contract to hedge against a market advance when the Trust is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Trust may purchase a put option on a futures contract to hedge the Trust’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

When the Trust purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g. high grade commercial paper and daily tender adjustable notes) or liquid assets will be segregated or designated on its books and records, so that the amount so segregated or earmarked, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged.

The Subsidiaries. If the Advisor determines it to be appropriate or necessary, the Trust may form one or more wholly-owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through Subsidiaries. The Trust will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.

The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. The Trust initially anticipates investing in MSRs, physical assets and commodities indirectly through the Subsidiaries.

The Subsidiaries will not be registered under the Investment Company Act and will not be subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust or the Subsidiaries to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Trust. The Board of the Trust will have oversight responsibility for the investment activities of the Trust, including the Trust’s investments in any Subsidiary, and the Trust’s role as the sole shareholder of any Subsidiary.

The assets of any Subsidiaries and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust. As a result, the Advisors, in managing any Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of any Subsidiary’s portfolio investments and shares of any Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of any Subsidiary’s compliance policies and procedures, and will make periodic reports to the Board regarding any Subsidiary’s compliance with its policies and procedures. The Trust and any Subsidiaries will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, any Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The financial statements of any Subsidiary will be consolidated with the Trust’s financial statements in the Trust’s Annual and Semi-Annual Reports. The Trust’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request.

Repurchase Agreements and Purchase and Sale Contracts. The Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Trust is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Trust. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Trust will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Securities Lending. The Trust may lend portfolio securities to certain borrowers determined to be creditworthy by the Advisors, including to borrowers affiliated with the Advisors. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Trust if, as a result, the aggregate value of all securities loans of the Trust exceeds one-third of the value of the Trust’s total assets (including the value of the collateral received). The Trust may terminate a loan at any time and obtain the return of the securities loaned. The Trust receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Trust is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Trust is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Trust for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an Affiliate of the Advisors or in registered money market funds advised by the Advisor, a Sub-Advisor or their affiliates; such investments are subject to investment risk.

The Trust conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Trust and to retain an affiliate of the Trust as lending agent. To the extent that the Trust engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Trust and the Advisor, acts as securities lending agent for the Trust, subject to the overall supervision of the Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “Threshold Lending securities”).

To the extent that the Trust engages in securities lending, the Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trust is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an Affiliate of the Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses the Trust bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Trust retains 80% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the complex of closed-end registered investment companies advised by the Advisor or its affiliates (the “Closed-End Complex”) in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Trust, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Short Sales. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored monthly to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. A default by a counterparty may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Trust’s purchase price. The Trust may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the net asset value of the Trust starting on the day the Trust agrees to purchase the securities. The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Counterparty Credit Standards. To the extent that the Trust engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Trust may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Trust will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisors will seek to minimize the Trust’s exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Trust to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

LEVERAGE

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage imbedded in them, by borrowing funds from banks or other financial institutions and/or by issuing Preferred Shares. The Trust is permitted to borrow money in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets) and invest in reverse repurchase agreements or other derivative instruments with leverage imbedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The use of leverage can create risks. Changes in the value of the Trust’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Trust’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Trust did not utilize leverage. During periods in which the Trust is using leverage, the fees paid to the Advisors will be higher than if the Trust did not use leverage, because the fees paid will be calculated on the basis of the Trust’s Managed Assets, which includes the proceeds from leverage. The Trust’s leveraging strategy may not be successful.

Certain types of leverage by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with its investment objective and policies if the Trust were to utilize leverage.

Under the Investment Company Act, the Trust is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Trust would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Trust is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar in liquidation preference of preferred stock outstanding, the Trust is required to have at least two dollars of assets). The Investment Company Act also provides that the Trust may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of the Trust.

Effects of Leverage

Assuming that leverage will represent approximately 40% of the Trust’s Managed Assets and that the Trust will bear expenses relating to that leverage at an average annual rate of 1.33%, the income generated by the Trust’s portfolio (net of estimated expenses) must exceed 0.80% in order to cover the expenses specifically related to the Trust’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See “Risks.” The table further reflects the use of leverage representing 40% of the Trust’s Managed Assets and the Trust’s currently projected annual leverage expense of 1.33%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(18.00)%	(9.67)%	(1.33)%	7.00%	15.33%

Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust, and therefore the Trust, is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its investments is entirely offset by losses in the value of those securities.

Unless and until leverage is utilized or issued, the common shares will not be leveraged and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.

In addition, because the Trust’s investment management fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage, during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the Investment Company Act and therefore will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings discussed above. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Trust also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Trust’s repurchase of the underlying security.

Credit Facility

The Trust may leverage its portfolio by entering into one or more credit facilities. If the Trust enters into a credit facility, the Trust may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Trust would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Trust expects that any credit facility would contain covenants that, among other things, likely would limit the Trust’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Trust will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of Preferred Shares or debt securities or by the use of other forms of leverage.

Preferred Shares

The Trust may leverage its portfolio by issuing Preferred Shares. The Board would consider numerous factors when deciding whether to issue Preferred Shares. Preferred Shares may at times afford more structuring flexibility and better rates than some forms of borrowing. In addition, the Trust may issue a greater amount of Preferred Shares as compared to borrowings.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Trust’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Trust expects that Preferred Shares, if issued, will pay dividends at a fixed rate as described in the offering documents accompanying the offering of any such shares. The Trust may also issue Preferred Shares that would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for such Preferred Share dividends could be as short as one day or as long as a year or more. Preferred Shares, if issued, could include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust. The terms of such liquidity feature could require the Trust to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

If Preferred Shares are issued, the Trust may, to the extent possible, purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has Preferred Shares outstanding, two of the Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees.

If the Trust issues Preferred Shares, the Trust expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Dollar Roll Transactions

The Trust may enter into “dollar roll” transactions. In a dollar roll transaction, the Trust sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Trust pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Trust enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Trust, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

At the time the Trust enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the Investment Company Act and therefore will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Trust’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives

The Trust may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Trust may enter into and the risks associated with them are described elsewhere in this prospectus and are also referred to as “Strategic Transactions.” The Trust cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Trust to make payments, the Trust may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Trust under the terms of such transactions is represented by the notional amounts of such investments, the Trust would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Trust under the terms of such transactions is represented by the market value of the Trust’s current obligations, the Trust would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions the Trust may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Trust with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, or considered borrowings subject to the Trust’s limitations on borrowings discussed above, but may create leverage for the Trust. To the extent that the Trust’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the Investment Company Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Trust maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

Principal Risks

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance. An investment in the Trust is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Trust will not achieve its investment objective and that the value of any potential investment in the Trust’s common shares could decline substantially as a consequence.

Limited Term Risk

The Trust will terminate in accordance with the Trust’s Agreement and Declaration of Trust. The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches the Termination Date, the Advisor may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the portfolio composition of the Trust may change and the Trust may not achieve its investment objective, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and the Trust’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating referenced in this prospectus, and distributed the proceeds thereof to common shareholders.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Advisor anticipates that these less liquid investments will have a weighted average life of 3-5 years, the Trust may hold assets with a weighted average life longer than 5 years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with holding common shares of the Trust and the value of the common shares outstanding will continue to fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associate with a liquidating trust exceed the value of the remaining securities, the liquidating trust may elect to write off or donate the remaining securities to charity. The Trust cannot predict the amount of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversified Status

The Trust is a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment Risk

An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for longer-term investors and the Trust should not be treated as a trading vehicle. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who seek to tender their common shares in a relatively short period of time after completion of the initial offering and the beginning of the Trust’s intended quarterly tender offers, if any. During periods in which the Trust may use leverage, and during the period in which the Trust nears the Termination Date, the Trust’s investment and certain other risks will be magnified.

Non-Listed Closed-End Fund Risk

The Trust is designed for long-term investors and not as a trading vehicle. An investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The common shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in common shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the common shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Trust does not intend to list the common shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the common shares in the foreseeable future. The net asset value of the common shares may be volatile and the Trust’s use of leverage will increase this volatility. As the common shares are not traded, investors may not be able to dispose of their investment in the Trust no matter how the Trust performs.

Tender Offer Risk

In recognition that a secondary market for the common shares is unlikely to exist, beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase common shares at the Trust’s net asset value per common share or a percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Advisor may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Advisor does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Advisor believes that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase Trust expenses as a percentage of net assets.

Payment for tendered common shares may require the liquidation of the Trust’s investments earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Trust’s portfolio turnover. Such liquidations may also cause the Trust to sell its more liquid investments, which may reduce the ability of the Trust to conduct future tender offers and may result in the Trust selling investments at inopportune times or at times prior to when the Advisor believes the Trust may be able to realize the best return on such investments. Additionally, because such liquidations may cause the Trust to sell its more liquid investments, common shareholders who choose not to tender into one of the Trust’s tender offers will hold investments in a Trust whose portfolio may become increasingly illiquid. As the Trust’s portfolio becomes more illiquid, the Trust’s portfolio may become harder to value and it may become harder for the Trust to dispose of its investments at prices the Advisor believes reflect their fair value, or at all, resulting in losses to the Trust and its shareholders. Further, subject to the Trust’s investment restriction with respect to leverage, the Trust may utilize leverage to finance the repurchase of common shares pursuant to any tender offers. However, there can be no assurance that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. See “Risks—Principal Risks—Valuation Risk.”

In a scenario where the Trust’s portfolio is becoming increasingly illiquid, the Board may determine not to make tender offers and/or may determine that it is in the best interests of the Trust and its shareholders to liquidate and dissolve the Trust.

Best-Efforts Offering Risk

This offering is being made on a reasonable best efforts basis, whereby the Distributor and selected Dealers participating in the offering are only required to use their reasonable best efforts to sell the common shares and have no firm commitment or obligation to purchase any of the common shares. There is no minimum number of common shares (by all common shareholders in aggregate) required to be sold. There is no assurance that the

Trust will raise sufficient proceeds in this offering to allow the Trust to purchase a portfolio of investments allocated in accordance with the Advisor’s investment strategy. As a result, the Trust may be unable to achieve its investment objectives and an investor could lose some or all of the value of his or her investment in the common shares. The Distributor is an affiliate of the Trust and the Advisor. As a result, the Distributor’s due diligence review and investigation of the Trust and this prospectus cannot be considered to be an independent review.

Valuation Risk

The Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations for complex or unique financial instruments are not available, the Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Trust’s investments.

When market quotations are not readily available or are deemed to be unreliable, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Advisor anticipates that approximately 10-40% of its portfolio may be valued using fair value. This percentage may increase over the life of the Trust, particularly as the Trust nears liquidation.

Because of overall size, duration and maturities of positions held by the Trust, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Trust. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Trust may routinely trade with bid-offer spreads that may be significant. In addition, the Trust may hold loans or privately placed securities for which no public market exists. There can be no guarantee that the Trust’s investments could ultimately be realized at the Trust’s valuation of such investments. In addition, the Trust’s compliance with the asset diversification tests applicable to RICs depends on the fair market values of the Trust’s assets, and, accordingly, a challenge to the valuations ascribed by the Trust could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Trust’s net asset value per share is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which a tender offer will be made. Consequently, variance in the valuation of the Trust’s investments will impact, positively or negatively, the fees and expenses shareholders will pay and the price a shareholder will receive in connection with a tender offer. The Trust may need to liquidate certain investments, including illiquid investments, in order to repurchase common shares in connection with a tender offer. A subsequent decrease in the valuation of the Trust’s investments after a tender offer will harm remaining shareholders to the benefit of shareholders whose common shares were accepted for repurchase.

Fixed Income Securities Risks

Fixed income securities in which the Trust may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve has indicated that it may raise the federal funds rate in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Trust’s management. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Trust’s intended use of leverage will tend to increase the Trust’s interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Trust and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurances that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

The Trust may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Trust also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Trust holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Trust’s common shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Trust’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In addition, to the extent the Trust uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Duration and Maturity Risk. The Advisors may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Advisors deem relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 5%; if interest rates increase by 1%, the net asset value will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Trust’s shares and that actual price movements in the Trust’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time. The Trust may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Advisors’ assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including above under “—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities Risks—Interest Rate Risk,” “—Fixed Income Securities Risks—Prepayment Risk,” “Additional Risks—Inflation Risk” and “Additional Risks—Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities Risk.”

Restricted and Illiquid Investments Risk

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. It is expected that approximately 10-40% of the Trust’s portfolio will consist of these types of investments. In addition, the portion of the Trust’s portfolio that consists of these types of investments may increase as a result of the Trust selling its more liquid investments in connection with, or having a smaller base of assets after, a tender offer. See “—Tender Offer Risk.” The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Trust may be obligated to pay all or part of the registration expenses and considerable time may pass before the Trust is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Trust might obtain a less favorable price than the price that prevailed when the Trust decided to sell. The Trust may be unable to sell restricted and other illiquid securities at opportune times or prices.

Direct Lending Risk

The Trust may make direct loans and engage in direct lending, which practice involves certain risks. If a loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Trust may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Trust may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Trust’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Trust’s rights.

There are no restrictions on the credit quality of the Trust’s loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Trust has invested. Certain of the loans in which the Trust may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union are, in certain circumstances, subject to certain potential liabilities which may exceed the amount of the loan. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.

Various state licensing requirements could apply to the Trust with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Trust or Advisor operates or has offices. In states in which it is licensed, the Trust or Advisor will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Trust’s or Advisor’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Trust’s or Advisor’s license, which in turn could require the Trust to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Trust invests that hold similar assets, as well as any origination company or servicer in which the Trust owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Trust seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Trust will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Trust may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Trust and its investments.

Whole Loan Mortgages Risk

The Trust directly or indirectly may invest in whole loan mortgages. Unlike MBS, whole loan mortgages generally are not government guaranteed or privately insured, though in some cases they may benefit from private mortgage insurance. A whole loan mortgage is directly exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and enforceability of the lien are each of great importance. Whether or not the Advisor, Sub-Advisors or their affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Trust. In the event of a foreclosure, the Trust may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the Trust’s cost basis in the loan, resulting in a loss to the Trust. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Whole loan mortgages have risks above and beyond those discussed above. For example, whole loan mortgages are subject to “special hazard” risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies) and to bankruptcy risk (reduction in a borrower’s mortgage debt by a bankruptcy court). In addition, claims may be assessed against the Trust on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

Mortgage Servicing Rights Risk

MSR Investment Strategy; Dependence on the Mortgage Market. The Trust may make investments related to MSRs, although there can be no assurance that the Trust will be able to locate, consummate and exit such investments. To the extent the Trust makes investments related to MSRs, the Trust’s performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings.

Risk of Defaults and Delinquencies in the Mortgage Market. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs held by the Trust or require the Trust to make advances in respect of such delinquencies or defaults that may not be recovered. An increase in defaults and delinquencies or unrecovered advances could reduce MSR cash flows, which would have a material adverse effect on the value of the Trust’s investments.

Competitive MSR Market; No Servicing Platform. In acquiring MSRs, the Trust may compete with independent mortgage loan servicers, private equity firms, hedge funds and other large financial services companies. These competitors may be significantly larger, have access to greater capital and other resources and may have other advantages over the Trust. Some competitors may have higher risk tolerances or different risk assessments, which could lead them to offer higher prices than the Trust for the assets. In addition, pooling and servicing agreements may require approval or consent of third parties to transfer MSRs to purchasers. Other potential MSR purchasers may be more attractive to sellers if the sellers believe that they can obtain any necessary third party approvals and consents to transfer their MSRs more easily. Even if other potential purchasers are not viewed by sellers as being more attractive, sellers may request a higher purchase price from the Trust if it is not able to obtain necessary approvals and consents prior to the completion of the sale of MSRs. As a result, the ability of the Trust to acquire MSRs may be adversely affected, or the availability of MSRs or the types of MSRs that the Trust seeks to acquire may be limited. Moreover, the Trust does not intend to build a mortgage servicing platform. As a result, the Trust may not be an attractive buyer for those sellers of MSRs that prefer to sell MSRs and their mortgage servicing platform together in a transaction.

Accurate Evaluation of MSRs Affected by Assumptions. In evaluating MSRs as potential investments, a number of assumptions may be made, including regarding rates of prepayment and repayment of the underlying mortgage loans, projected rates of delinquencies and defaults, future interest rates and cash flows. Another assumption that may be made in considering the value of an MSR is the expected prepayment speed (i.e., how quickly borrowers pay down the unpaid principal balance of their loans or how quickly loans are otherwise brought current, modified, liquidated or charged off). The use of different estimates or assumptions could produce materially different values for Trust assets, and there may be material uncertainty about the fair value of such assets. If any assumptions regarding the MSRs are inaccurate or the basis for such assumptions change, the prices the Trust pays to acquire MSRs may prove to be too high, resulting in lower than expected profitability or in losses.

Dependency on Servicers. The Trust will not have and in the future does not expect to have the employees, servicing platforms or technical resources necessary to service the underlying loans. Success of the Trust’s investments could depend on the operations of mortgage servicers. A default by a servicer relating to its obligations under any pooling and servicing agreement or the failure of any servicer to perform its obligations related to any of the Trust’s MSRs could result in a servicer termination event or event of default, which may adversely affect any associated MSRs. Such events of default may include, without limitation, the failure to comply with applicable laws and regulation, failure to perform loss mitigation obligations, a downgrade in servicer rating, failure to perform adequately in external audits, failure in operational systems or infrastructure and regulatory scrutiny regarding the foreclosure processes that may lengthen foreclosure timelines.

In addition, servicers may be terminated in the absence of default or failure to perform. For example, servicers of obligations relating to mortgages originated by Federal Housing Finance Agency enterprises (such as Freddie Mac or Fannie Mae) generally may be replaced for any reason or for no reason. In addition, servicers of obligations relating to mortgages originated by private enterprises may also be terminated for various other reasons, including by a trustee of a trust established in connection with the relevant MSR.

In addition, the Trust’s rights may be affected by the bankruptcy of a servicer, which could have adverse consequences to the Trust, including, without limitation, challenges to the validity and/or priority of the Trust’s ownership in the related MSR, payments by the servicer to the Trust being voided by a court, recharacterization of the sale of the related MSR as a pledge of assets in a bankruptcy proceeding or the rejection of the agreement of purchase and sale of the related MSR.

If the servicer with respect to an MSR held by the Trust is terminated, replaced or declares bankruptcy, the Trust could lose the full value of its investments in the related MSR. Such losses may be significant.

Legal Proceedings Involving Servicers. The mortgage loan servicing industry may be litigious, and mortgage servicers could be subject to allegations of illegality in connection with their operations or business practices, including lawsuits related to billing and collections practices, modification protocols or foreclosure practices. Holders of MSRs may face the risk that they could be added as a defendant or investigated in actions or lawsuits that relate to servicing of mortgage loans. Defending the Trust against lawsuits or adverse legal judgments may involve significant legal fees, settlement costs, damages, penalties or other charges, or may require remedial actions pursuant to orders or court-issued injunctions, any of which could adversely affect the performance of the Trust’s investments.

Failure of Servicers’ Operational Systems, Information Technology and Security Infrastructure. The performance of MSRs may be dependent on the servicers’ ability to process and monitor a large number of transactions, many of which may be complex and across diverse real estate markets. Servicers’ financial, accounting, data processing, security or other operating systems and facilities may fail to operate properly or may become disabled as a result of any number of events, adversely affecting their ability to process these transactions. Given the volume of transactions servicers may be expected to process and monitor, certain errors may be repeated or compounded before they are discovered and rectified. If one or more of any such events occurs, the servicer’s ability to monitor and collect mortgage payments may be adversely affected.

Impact of Federal, State and Local Regulations, Licensing and Scrutiny on Mortgage Servicers and MSRs. The servicing of mortgage loans is subject to extensive federal, state and local laws, regulations and administrative decisions. The volume of new or modified laws and regulations has increased in recent years and may continue to increase. The mortgage market may become subject to new or more restrictive requirements, including licensing and other regulations. Any of these outcomes may adversely affect the financial condition of the mortgage market and the performance of MSRs. Furthermore, various state banking regulators and attorneys general have initiated inquiries into banks and servicers regarding compliance with legal procedures in connection with mortgage foreclosures. Governmental bodies also may impose regulatory fines or penalties as a result of servicers’ foreclosure processes or impose additional requirements or restrictions on such activities. In connection with governmental scrutiny of foreclosure processes and practices in the industry, certain government officials have called for a temporary moratorium on mortgage foreclosures. If implemented, such moratoria or other action by federal, state or municipal government bodies, regulators or courts could increase the length of time or difficulty involved in completing the foreclosure process, which could prevent the collection of cash flows until the foreclosure has been resolved. In general, these regulatory developments with respect to foreclosure practices could negatively affect the liquidity and profitability of MSRs. In addition, the implementation of governmental refinancing or principal write-down programs could result in an increase in prepayment speeds and negatively affect performance results of MSRs. The Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or other industry stakeholders or regulators also may implement or require changes in current mortgage servicing practices and compensation, which may have a material adverse effect on the creation of new MSRs or the economics or performance of any MSRs that the Trust may acquire.

Tax Risks Associated with MSRs. Under guidance issued by the IRS, the cash flows from an MSR may generate two different types of income. Ordinarily, Normal MSR receipts are treated as compensation for services, which would generally be nonqualifying income for purposes of the RIC income tests and may be subject to full U.S. taxation in the hands of a foreign taxpayer such as a foreign Subsidiary. An Excess MSR receipt, whether held by the servicer or another taxpayer, is generally treated as constituting interest-only strips and generally should be treated as “stripped coupons” within the meaning of Section 1286(e)(3) of the Code. Certain tax elections may affect the relative amounts of Normal MSRs and Excess MSRs.

Among other tax risks, the treatment of an investor in MSRs will depend on whether MSR cash flows have been properly allocated between Normal MSRs and Excess MSRs. Because of the tax treatment of Normal MSRs, they may need to be held through a U.S. corporate Subsidiary that is taxable at regular corporate rates. Excess MSRs, however, if properly structured, may ordinarily be held by the Trust or a foreign Subsidiary, thereby avoiding the tax costs of a taxable U.S. corporate subsidiary.

U.S. Government Securities Risk

U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Trust. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

REITs and Real Estate Risk

To the extent that the Trust invests in real estate related investments, including REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Trust invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. By investing in REITs indirectly through the Trust, a shareholder will bear not only his or her proportionate share of the expenses of the Trust, but also, indirectly, similar expenses of the REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Trust invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. For REITs that own healthcare facilities, for example, the physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates.

Non-U.S. Securities Risk

The Trust may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities. The Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits. Non-U.S. Securities may trade on days when the Trust’s common shares are not priced or traded.

Rules adopted under the Investment Company Act permit the Trust to maintain its Non-U.S. Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Trust generally holds its Non-U.S. Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Trust’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Trust to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Trust can earn on its investments and typically results in a higher operating expense ratio for the Trust than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Trust, in which event the Trust may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Trust may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Trust may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Trust’s ability to purchase or sell Non-U.S. Securities or transfer the Trust’s assets or income back into the United States, or otherwise adversely affect the Trust’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Trust. If such restrictions should be reinstituted, it might become necessary for the Trust to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Trust’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Trust’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Advisors to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Trust to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Non-U.S. Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Trust to carry out transactions. If the Trust cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Trust cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Trust could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Trust’s Non-U.S. Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The Investment Company Act restricts the Trust’s investment in securities of other closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Trust to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Trust acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Trust’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Trust also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk

The Trust may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Trust’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurances that such expropriations will not reoccur. In such an event, it is possible that the Trust could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Trust’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Trust.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Trust will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Trust would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier Markets Risk

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of Trust’s shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of a Trust’s shares to decline.

Governments of many frontier countries in which the Trust may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Trust’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Trust may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Trust may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Trust will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Trust. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Trust. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Trust could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Trust of any restrictions on investments. Investing in local markets in frontier countries may require the Trust to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Trust.

EMU and Redenomination Risk

As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Trust’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Trust’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Trust may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Foreign Currency Risk

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but are not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurances that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Trust may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Trust.

Tax Characterization Risk

The Trust intends to employ an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The amount of taxable income and the tax character of income derived from these types of investments may not be determined at the time of a distribution from the Trust and may be recharacterized on IRS Form 1099, and any increase in the amount of taxable income recognized from these transactions over the amount initially anticipated by the Trust could, among other things, increase the portion of Trust distributions that are taxable to investors as ordinary dividend income and cause the Trust to be subject to excise taxes on undistributed taxable income. Additionally, to the extent the Trust’s investments are held in a liquidating trust following the Trust’s termination, shareholder distributions paid out of the liquidating trust may be reported on a Grantor Information Statement.

Below Investment Grade Securities Risk

The Trust may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Advisors), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

The Trust may invest in securities rated in the lower rating categories (rated as low as D, or judged to be of comparable quality by the Advisors). For these securities, the risks associated with below investment grade instruments are more pronounced. The Trust may purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “—Distressed and Defaulted Securities Risk.”

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisors’ judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Merger or Other Event Driven Arbitrage Strategies

The Trust may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Trust may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which Trust may invest, there is potential risk of loss by the Trust of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Trust’s ability to respond to market movements may be impaired and consequently the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Trust may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Trust (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Trust’s ability to trade in the securities of such companies. It may also prevent the Trust from focusing on matters relating to other existing investments or potential future investments of the Trust. In addition, as a result of its activities, the Trust may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Trust has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Trust, and thus may be obligated at times to act in a manner that is adverse to the Trust’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Trust.

Yield and Ratings Risk

The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Trust, a rated security may cease to be rated. The Advisors will consider such an event in determining whether the Trust should continue to hold the security.

Unrated Securities Risk

Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Debtor-In-Possession (“DIP”) Financing Risk.

The Trust’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Trust’s only recourse will be against the property securing the DIP financing.

Special Commercial and Residential Mortgage Loan Risks

The Trust directly or indirectly may invest in performing, sub-performing and non-performing mortgage loans. Such investments would subject the Trust to the risks of commercial and residential real estate and real estate-related investments. These risks include, among others: (i) continued declines in the value of commercial and residential real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds for borrowers to refinance or sell their property; (iv) overbuilding; (v) the general deterioration of the borrower’s ability to keep a rehabilitated sub-performing or non-performing mortgage loan current; (vi) increases in property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) fluctuations in interest rates; and (xiii) fraud by borrowers, originators and/or sellers of mortgage loans. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Trust may be subject to certain of the foregoing risks to a greater extent. Additionally, the Trust may be required to foreclose distressed mortgage loans and such actions would subject the Trust to greater concentration of the risks of the commercial and residential real estate markets and risks related to the ownership and management of real property.

The mortgage loans and loan portfolios to which the Trust may have direct or indirect exposure generally will have been originated by third parties. There is a risk that the underlying mortgage loan documentation and calculations of outstanding principal, interest, late fees and other amounts will be deficient and/or inaccurate and that the Trust will not detect such deficiencies and inaccuracies prior to gaining such economic exposure. Accordingly, such loans or loan portfolios may be compromised, reducing the value of any investment therein by the Trust.

The borrowers under distressed mortgage loans may have a variety of rights to contest the enforceability of the mortgage loan and prevent or significantly delay and increase the cost of any foreclosure action, including, without limitation, allegations regarding fraud in the inducement by the original lender or broker, failure of the lender to produce the original documentation, improper recordation of the mortgage, various theories of lender liability, and relief through the U.S. Bankruptcy Code and similar state laws providing debtor relief.

Of paramount concern when investing in loans secured by real estate is the possibility of material misrepresentation or omission on the part of the borrower or seller. The actual home owner may not be responsible for such fraudulent residential mortgage loans. Such fraudulent mortgage loans may not be identified as such due to internal control weaknesses and failure of the loan originator or intermediary to be advised of such claims. Such mortgage loans could be acquired by the Trust despite the exercise of prudent due diligence. Any inaccuracy or incompleteness on the part of the borrower or seller may adversely affect the valuation of the real estate underlying the loans or may adversely affect the ability of the Trust to perfect or effectuate a lien on the real estate or other collateral securing the loan. Under certain circumstances, payments to the Trust may be reclaimed if such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Risk of Decline in Value of Real Estate Collateral

The value of the real estate which underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the risk of default, as the incentive of the borrower to retain and protect equity in the property declines. Furthermore, many of the properties that may secure loans to which the Trust has direct or indirect economic exposure may be suffering varying degrees of financial distress or may be located in economically distressed areas. During the financial crisis of 2007-2009 a substantial decline in the value of housing in many markets in the United States. It is possible that real estate values could again decline for a substantial period. Loans to which the Trust may have direct or indirect economic exposure may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet debt service payments), the borrower falls upon financial distress (such as from job loss or income reduction, or the reset of interest rates on the mortgage itself, which reduces the borrower’s ability to pay) or the property is in a market which has suffered a decline in home prices (and therefore, a borrower has a reduced willingness to pay). Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that the borrower will not be able or willing to maintain the restructured payments or refinance the restructured mortgage upon maturity.

It is possible that the Trust may find it necessary or desirable to foreclose on some of the loans it acquires. The foreclosure process may be lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Trust, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower’s position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure may create a negative public image of the mortgaged property and may result in a diminution of value.

The default rate for residential mortgage rates may continue to increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses. Lenders may exercise their foreclosure rights which will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course. Such conditions could further decrease the value of the residential real estate. The Trust could face increased default rates on sub-performing and non-performing mortgage loans to which it has direct or indirect economic exposure, including loans that were modified with the expectation that they would be re-performing loans.

Environmental Hazards

Under applicable environmental laws, owners of property may be liable for the cleanup and removal of hazardous substances even where the owner was not responsible for placing the hazardous substances on the property or where the property was contaminated prior to the time the owner took title. The kinds of hazardous substances for which liability may be incurred include, among others, chemicals and other materials commonly used by small businesses and manufacturing operations. The costs of removal and clean-up of hazardous substances and wastes can be extremely expensive and, in some cases, can exceed the value of a property. If any property acquired by the Trust through foreclosure or otherwise subsequently were found to have an environmental problem, the Trust could incur substantial costs and suffer a complete loss of its investment in such property as well as of other assets. Similarly, real estate is subject to loss due to so-called “special hazards” (e.g., floods, earthquakes and hurricanes). It may be impractical or impossible to fully insure against such events and, should such an event occur, the Trust could incur substantial costs and suffer a complete loss of its investment in such property.

Mortgage-Related Issuers

The Trust may invest in mortgage servicers, originators and other mortgage-related issuers, including acquiring all or substantially all of the equity of a mortgage origination business. There can be no assurance that any such investments will be made or, if made, that they will be profitable.

Because investments in mortgage-related issuers are relatively illiquid, the Trust’s ability to promptly sell one or more related investments in response to changing economic, financial and investment conditions is limited. The mortgage and real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, that are beyond the Trust’s control. The Trust cannot predict whether it will be able to sell any investment in a mortgage-related issuer, including a mortgage originator or servicer, for the price or on the terms set by the Trust or whether any price or other terms offered by a prospective purchaser would be acceptable to the Trust. The Trust also cannot predict the length of time needed to find a willing and suitable purchaser.

Mortgage Related Securities Risks

Investing in MBS entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk. To the extent the Trust invests in junior tranches of MBS, it will be subject to additional risks, including the risk that proceeds that would otherwise be distributed to the Trust may be diverted to pay down more senior tranches.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other ABS have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Trust could invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Trust invests, the Trust will not be able to recover all of its investment in the MBS it purchases. MBS in which the Trust invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS Risks. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In 2008, the FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurances that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

Non-Agency RMBS Risks. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Legal Risks. Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Mortgage Loan Market Risk. In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally increased during this period and declines in or flattening of housing values in many housing markets were generally viewed as exacerbating such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. The economic downturn experienced in the recent past at the national level, and the more serious economic downturn experienced in the recent past in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans were particularly high, is generally viewed as having contributed to the higher rates of delinquencies and defaults on the residential mortgage loans underlying RMBS during this period. There also can be no assurances that areas of the United States that mostly avoided higher rates of delinquencies and defaults on residential mortgage loans during this period would continue to do so if an economic downturn were to reoccur at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs. Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs. Moreover, with respect to hybrid mortgage loans (which are mortgage loans combining fixed and adjustable rate features) after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

The Trust may acquire RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

Although the United States economy has been slowly improving in recent years, if the economy of the United States begins to deteriorate again the incidence of mortgage foreclosures, especially sub-prime mortgages, could begin to increase again, which could adversely affect the value of any RMBS owned by the Trust.

Legislation and Regulation Risk. The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC. This bill could potentially have a material adverse effect on the Trust’s investment program as the bill, among other things, provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In 2007, U.S. Treasury then-Secretary Henry Paulson and Department of Urban Housing and Development (“HUD”) then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA ARMs, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full.

In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the investment program of the Trust. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•

conversions of ARMs to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Trust may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•

greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the assets in which the Trust may invest.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Trust may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Trust’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Trust may invest in subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. Subordinated CMBS are often referred to as “B-Pieces.” The holders of subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

The Trust may also invest in real estate mortgage investment conduits, which are CMOs that qualify for special tax treatment under the Code and invest in certain mortgages principally secured by interests in real property and other permitted investments.

Credit Risk Associated With Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now or were subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.

MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurances that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).

In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.

In addition, certain lenders who service and/or issue MBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage related assets.

Adjustable Rate Mortgage Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled. This risk may be increased as increases in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers with ARMs.

Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the “IO class”), while the other class will receive all of the principal (the “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Trust’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Additional Risks of Mortgage Related Securities. Additional risks associated with investments in MBS include:

Interest Rate Risk. In addition to the interest rate risks described above, certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Trust’s higher yielding securities are likely to be redeemed and the Trust will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Trust’s ability to achieve its investment objective.

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus and the SAI. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Liquidity Risk. The liquidity of MBS varies by type of security; at certain times the Trust may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Trust may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Asset-Backed Securities Risk

ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Trust with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment, meaning that proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Trust and the Advisors cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Trust. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

CDO Risk

In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Trust makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, as described above in “—Non-U.S. Securities Risk,” and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CDOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of CDOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Zero Coupon Securities Risk

Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

The Trust accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the U.S. federal tax laws, the Trust is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Trust’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Trust’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Trust’s portfolio.

Pay-in-Kind Bonds Risk

The Trust may invest in PIK Bonds. PIK Bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for U.S. federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Senior Loans Risk

Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Trust’s investments, and the Advisors rely primarily on their own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical ability of the Advisors.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid investments are also difficult to value.

Although the Senior Loans in which the Trust may invest generally will be secured by specific collateral, there can be no assurances that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Trust. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Trust may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Advisors, do not represent fair value. If the Trust attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Trust could receive for the Senior Loan may be adversely affected.

The Trust may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the Borrower and the institution selling the participation.

The Trust’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the Borrower, or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Trust may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Mezzanine Investments Risk

Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Bank Loans Risk

The market for bank loans may not be highly liquid and the Trust may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Trust to the credit risk of both the financial institution and the underlying borrower.

Risks of Loan Assignments and Participations

As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

LIBOR Risk

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Trust.

Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Trust, issuers of instruments in which the Trust invests and financial markets generally.

Trade Claims Risk

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Trust does receive payment, it may be in an amount less than what the Trust paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Insolvency of Issuers of Indebtedness Risk

Various laws enacted for the protection of creditors may apply to indebtedness in which the Trust invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurances as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Trust invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Trust invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

The Trust does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or subordination. There can be no assurances, however, as to whether any lending institution or other party from which the Trust may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Trust to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Trust may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Trust may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Preferred Securities Risk

The Trust may invest in preferred securities. There are special risks associated with investing in preferred securities, including:

Deferral Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.

Limited Voting Rights Risk. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

Trust Preferred Securities Risk. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other SPEs established by operating companies and are not a direct obligation of an operating company. At the time the trust or SPE sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or SPE securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or SPE. The trust or SPE is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or SPE in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

New Types of Securities Risk. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Dividend Paying Equity Securities Risk

Dividends on common equity securities which the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Growth Stock Risk

Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Advisors believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Advisors’ assessment of the prospects for a company’s earnings growth is wrong, or if the Advisors’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Advisors have placed on it.

Value Stock Risk

The Advisors may be wrong in their assessment of a company’s value and the stocks the Trust owns may not reach what the Advisors believe are their full values. A particular risk of the Trust’s value stock investments is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Trust’s relative performance may suffer.

Structured Investments Risks

The Trust may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Trust.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Equity-Linked Notes Risk. ELNs are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit-Linked Notes Risk. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Event-Linked Securities Risk. Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insured-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

Aviation and Maritime Assets Risk

The value of aviation and maritime assets may fluctuate and are subject to downturns in the aviation and maritime industries. Aviation and maritime assets are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in piracy, terrorism, labor strikes, boycotts and government requisitioning of aviation and maritime assets. These sorts of events could interfere with shipping lanes and air travel and result in market disruptions. Additionally, fuel prices and supplies related to aviation and maritime assets are influenced significantly by international, political and economic circumstances. If fuel supply shortages or unusual price volatility were to arise for any reason, the resulting higher fuel prices may increase the operating costs of certain entities in which the Trust invests, which would impact the Trust’s expected returns.

Investment Companies and ETFs Risk

Subject to the limitations set forth in the Investment Company Act and the Trust’s governing documents or as otherwise permitted by the SEC, the Trust may acquire shares in other affiliated and unaffiliated investment companies, including ETFs or BDCs. The market value of the shares of other investment companies may differ from their net asset value. As an investor in investment companies, including ETFs or BDCs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Trust’s common shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Leverage Risk

The use of leverage creates an opportunity for increased common share net investment income distributions, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value and distribution rate of the common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged;

•	when the Trust uses financial leverage, the investment advisory fee payable to the Advisor will be higher than if the Trust did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurances that the

Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust may utilize leverage through investment derivatives. See “—Strategic Transactions and Derivatives Risk.” The use of certain derivatives will require the Trust to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Because the Trust’s investment management fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage, during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage.

Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Trust for U.S. federal income tax purposes may reduce the amount of Trust dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust’s common shares and the returns to the holders of common shares.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Trust, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase the securities and that the securities may not be returned to the Trust. There is no assurances that reverse repurchase agreements can be successfully employed.

Strategic Transactions and Derivatives Risk

The Trust may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Trust also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Trust’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Trust may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Trust to the potential of greater losses. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. Please see the Trust’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Trust wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Trust’s net asset value and may materially adversely affect the Trust in situations in which the Trust is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC- mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Trust.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Trust’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Trust to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015 the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect the Trust’s ability to successfully use derivative instruments.

Subsidiary Risk

By investing in any Subsidiary, the Trust will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Trust and will be subject to the same risks that apply to similar investments if held directly by the Trust. The Subsidiaries will not be registered under the Investment Company Act, and, unless otherwise noted in this prospectus, will not be subject to all the investor protections of the Investment Company Act. However, the Trust will wholly own and control any Subsidiary, and the Trust and any Subsidiary will each be managed by the Advisor and share the same portfolio management team. The Trust’s Board will have oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiaries, and the Trust’s role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust and/or any Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Trust. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Trust or the Subsidiaries, including under the RIC rules.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. Because derivative transactions in which the Trust may engage may involve instruments that are not traded on an Exchange (as defined herein) or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Trust is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Trust intends to enter into transactions only with counterparties that the Advisors believe to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Trust will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Trust’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Trust may be exposed to the risk of a court treating the Trust as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Trust, or that the Trust would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Trust’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Trust to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Trust to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Trust has concentrated its transactions with a single or small group of counterparties.

In addition, the Trust is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Trust invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Trust will not sustain a loss on a transaction as a result.

Risk Associated with Recent Market Events

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Trust, including by making valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Trust’s holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Trust’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Trust’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the EMU, the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. The Trust does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk

The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Additional Risk Factors—Risk Factors in Strategic Transactions and Derivatives—Dodd-Frank Act Risk” in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Advisors and the Trust. The Advisors may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Trust, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Trust. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Advisor and the Trust may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Trust, an Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Trust, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Trust, an Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Trust, such Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Trust’s ability to meet its investment objective and may place the Trust at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Trust’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Trust’s use of various portfolio management strategies or techniques and adversely impact the Trust.

The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of PNC, BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On July 7, 2016, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2017 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013. All banking entities’ investments in and relationships with funds covered by the Volcker Rule made after that date, however, must have been divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Trust. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Trust’s activities with respect to PNC (if any).

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Additionally, the change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Trust may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Trust and its ability to achieve its investment objective.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Trust. For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Trust, through the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Trust does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. According to publicly released statements, a top legislative priority of the new Congress and administration is to enact significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on the Trust or an investment in the Trust’s shares. The Trust cannot predict how any changes in the tax laws might affect its investors or the Trust itself. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Trust’s ability to qualify as a RIC or the U.S. federal income tax consequences to its investors and itself of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Trust’s shares.

Potential Conflicts of Interest of the Advisor, Sub-Advisors and Others

BlackRock, the ultimate parent company of the Advisors, and its Affiliates, which include the Advisors and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust— Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Allocation Risk

The Trust’s ability to achieve its investment objective depends upon the Advisors’ skill in determining the Trust’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Advisors’ evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Advisors’ analysis and judgment. As a result, the particular risks most relevant to an investment in the Trust, as well as the overall risk profile of the Trust’s portfolio, may vary over time. The Advisors employ an active approach to the Trust’s investment allocations, but there is no guarantee that the Advisors’ allocation strategy will produce the desired results. The percentage of the Trust’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Trust’s investment policies. It is possible that the Trust will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Trust’s investment policies and the discretion granted to the Advisors to invest the Trust’s assets across various segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Trust’s ability to achieve its investment objective may be more dependent on the success of its investment adviser than other investment companies.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk

The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

Additional Risks

Risks Relating to Particular Countries or Geographic Regions

Asia-Pacific Countries. In addition to the risks of investing in Non-U.S. Securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Eurozone. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

As a result of Brexit, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Trust’s performance to the extent the Trust is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Trust’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Trust has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Trust’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Trust’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Japan. There are special risks associated with investments in Japan. If the Trust invests in Japan, the value of the Trust’s shares may vary widely in response to political and economic factors affecting companies in Japan.

Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Trust’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Trust’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with Non-U.S. Securities.

Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Trust invests and, therefore, the value of Trust shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Trust’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Trust could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Trust of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Trust’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Russia. Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Inflation-Indexed Bonds Risk

Inflation-indexed securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPs, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurances that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers or “CPI-U”) will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Trust will not receive the principal until maturity. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes, the Trust may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Trust may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Trust actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

Convertible Securities Risk

The Trust may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The Trust may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

The value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its

“investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Trust is called for redemption, the Trust will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

The Trust may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. “Cash-Settled Convertibles” are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. “Manufactured Convertibles” are created by the Advisor, a Sub-Advisor or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Advisors may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Advisors may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Advisors believe such a Manufactured Convertible would better promote the Trust’s investment objective than alternative investments. For example, the Advisors may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Trust’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Trust may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Trust created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Inverse Floater and Related Securities Risk

Investments in inverse floaters and similar instruments expose the Trust to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have fixed income securities underlying them will expose the Trust to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

New Issues Risk

“New Issues” are initial public offerings of U.S. equity securities. There is no assurance that the Trust will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance of the Trust. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Trust may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Trust to buy or sell significant amounts of shares.

Highly Volatile Markets Risk

The prices of the Trust’s investments, and therefore the net asset value of the Trust, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Trust may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Trust also is subject to the risk of the failure of the exchanges on which its positions trade or of its clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Warrants Risk

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risks

The failure to exercise subscription rights to purchase common stock would result in the dilution of the Trust’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Trust may not always realize full value on the sale of rights.

Defensive Investing Risk

For defensive purposes, the Trust may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Trust may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Trust holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Hedging Transactions Risk

The Trust may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Trust may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Trust from achieving the intended hedge or expose the Trust to a risk of loss. The Trust may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Trust to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Trust from the decline in value of the portfolio positions anticipated as a result of such change. The Trust may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

Option Transactions Risk.

The Trust may engage in option transactions. The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium. Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.

A covered call option is a call option with respect to which the Trust owns the underlying security. The sale of such an option exposes the Trust, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid assets in a segregated account, or designate such cash or liquid assets on its books and records, to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Trust during the term of the option to a decline in price of the underlying security while depriving the Trust of the opportunity to invest the segregated or earmarked assets. The Trust may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Trust will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Trust would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Trust would be entitled to exercise the option.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Commodities, Financial Futures Contracts and Options Thereon Risk.

The Trust may invest in financial and commodity futures contracts and in options thereon, as well as directly in commodities. The Trust may also be subject to risks related to a direct investment in commodities through its other investments.

A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security or commodity for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.” Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Trust is willing to effect trades at or within the limit, which may hinder the ability of the Trust to trade.

The profitability of such an investment depends on the ability of the Advisor to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events. Such events could result in large market movements and volatile market conditions and create the risk of significant loss. A variety of possible actions by various government agencies can also inhibit profitability or can result in loss. In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets. Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5%–15% of the face value of the contract and exposure can be nearly unlimited). The CFTC and futures exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts. All of the positions held by all accounts owned or controlled by the Trust will be aggregated for the purposes of determining compliance with position limits. It is possible that positions held by the Trust may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and profitability of the Trust.

The Trust may invest in commodity futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets. This is the case even if the exchange is formally “linked” to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs. In addition, funds received from the Trust to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Trust. As a result, the Trust’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. government securities and the securities held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Trust may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Trust may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges described above. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with which the Trust has an open position in a financial futures contract.

Forward Contracts Risk.

The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Trust due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisor would otherwise recommend, to the possible detriment of the Trust. Market illiquidity or disruption could result in major losses to the Trust.

Swaps Risk

Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Trust’s portfolio, to hedge against increases in the Trust’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Trust’s return, the Trust may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Trust may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Trust to enter into swap transactions and may also render certain strategies in which the Trust might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Trust may also be limited if the swap transactions with the Trust are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its Managed Assets, the Trust would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. The Trust is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Trust’s ability to successfully use swaps.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Trust may invest in repurchase agreements. Repurchase agreements typically involve the acquisition by the Trust of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Trust follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust generally will seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

Dollar Roll Transactions Risk

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to which the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisors’ ability to predict correctly interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed. These transactions may involve leverage.

When-Issued and Delayed Delivery Transactions Risk

The Trust may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Securities Lending Risk

The Trust may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Trust has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Trust would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Trust’s securities as agreed, the Trust may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Trust. The Trust could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Trust for securities loaned out by the Trust will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Trust’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Short Sales Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Trust to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Trust in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Trust may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Trust may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Trust to execute its investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility. The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Trust would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Regulation as a “Commodity Pool”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

Failure of Futures Commission Merchants and Clearing Organizations

The Trust may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Trust’s clearing broker. In addition, the assets of the Trust may not be fully protected in the event of the clearing broker’s bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Investment Company Act Regulations

The Trust is a registered closed-end investment company and as such are subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objective.

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Trust, except as set forth in the Trust’s governing documents. The authority for all such decisions is generally delegated to the Board. The Board has delegated the day-to-day management of the Trust’s investment activities to the Advisor, subject to oversight by the Board.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust may be subject to a relatively high level of management risk because the Trust may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Market and Selection Risk

Market risk is the possibility that the market values of securities owned by the Trust will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Trust to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Trust’s outstanding commitments for these securities, the greater the Trust’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Trust’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Reliance on the Advisor and Sub-Advisors

The Trust is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of the Trust and there is no guarantee or requirement that any investment professional or other employee of an Advisor will allocate a substantial portion of his or her time to the Trust. The loss of one or more individuals involved with one or more

Advisor could have a material adverse effect on the performance or the continued operation of the Trust. For additional information on the Advisor, the Sub-Advisors and BlackRock, see “Management of the Trust—Investment Adviser” and “Management of the Trust—Sub-Investment Advisors.”

Reliance on Service Providers

The Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Trust’s operations and financial performance. Failure by any service provider to carry out its obligations to the Trust in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust’s performance and returns to shareholders. The termination of the Trust’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and could have a material adverse effect on the Trust’s performance and returns to shareholders.

Information Technology Systems

The Trust is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Trust. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Trust. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Trust.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Advisors and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by service providers to the Trust and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers

Misconduct or misrepresentations by employees of the Advisor, a Sub-Advisor, the Trust’s service providers could cause significant losses to the Trust. Employee misconduct may include binding the Trust to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Trust’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Trust’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Objective and Policies—Investment Restrictions” in the SAI.

Unless otherwise expressly stated in this prospectus or the SAI, or otherwise required by applicable law, the restrictions and other limitations set forth throughout this prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and any leverage the Trust may have outstanding begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of any outstanding leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce any indebtedness that it may have incurred. As explained above under “Risks—Principal Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Advisors’ ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that employing leverage, or employing additional leverage if the Trust already has outstanding leverage, would be beneficial, the Trust may enter into one or more credit facilities, increase any existing credit facilities, sell Preferred Shares or engage in additional leverage transactions, subject to the restrictions of the Investment Company Act.

Strategic Transactions

The Trust may use certain Strategic Transactions designed to limit the risk of price fluctuations of securities and to preserve capital. These Strategic Transactions include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities, or on securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust’s investments. There can be no assurances that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust. There are currently eleven Trustees, a majority of whom are Independent Trustees. The name and business address of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI. References to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Trust.

Advisor and Sub-Advisors

The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. BlackRock International Limited and BlackRock (Singapore) Limited serve as the Trust’s sub-advisers. BlackRock International Limited and BlackRock (Singapore) Limited perform certain of the day-to-day investment management of the Trust. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock International Limited, located at Edinburgh, EH3 8BL, United Kingdom, and BlackRock (Singapore) Limited, located at 20 Anson Road #18-01, 079912 Singapore, are wholly owned subsidiaries of BlackRock.

BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2017, BlackRock’s assets under management were approximately $6.0 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of June 30, 2017, advised a registered closed-end family of 74 active funds with approximately $46 billion in assets.

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2017, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors. PNC is BlackRock’s largest shareholder and is an Affiliate of BlackRock for Investment Company Act purposes.

Investment Philosophy

The Advisor believes that the knowledge and experience of its Opportunistic Investment Team, coupled with its Global Fixed Income Platform provide differentiated market access and a dynamic approach to sourcing, implementing and monitoring trade ideas across public and private markets. The Advisors’ investment process applies multiple layers of analytics in an effort to capitalize on opportunities in the public and private fixed income markets. Within this framework, the Advisors identify investments they believe to have attractive characteristics and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the fixed income market. Risk/reward analysis is a key component of the Advisors’ macro view. The Advisors evaluate the global information flow and proprietary analysis from their regional experts to determine the evolution of macro-economic trends, monetary policy and government policy. Once such evaluation is complete, the Advisors determine what they believe to be optimal portfolio positioning. Over time the Advisor will seek to optimize portfolio positioning based on this ongoing analysis.

Bottom-up security selection is focused on identifying investments the Advisors believe to have the most attractive characteristics within the public and private fixed income markets. In doing so, the Advisors endeavor to execute a diversified bond strategies and harvest the illiquidity premium. The Advisors believe by leveraging BlackRock’s significant investment resources, access, insight, and scale with committed and patient capital, BlackRock believes that there is an opportunity to generate attractive risk-adjusted returns for investors through the Trust’s investment strategy.

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Trust’s portfolio are as follows:

Rick Rieder, Managing Director, is BlackRock’s Global Chief Investment Officer of Fixed Income, and Co-head of BlackRock’s Global Fixed Income Platform, a member of BlackRock’s Global Operating Committee and Chairman of the BlackRock firm-wide Investment Council. Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury. Mr. Rieder is currently a member of the Federal Reserve Bank of New York’s Investment Advisory Committee on Financial Markets, and was inducted into the Fixed Income Analysts Society Fixed Income Hall of Fame in 2013, and was nominated for Fixed Income Manager of the Year by Institutional Investor for 2014. From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm’s Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm’s credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta.

Amer Bisat, PhD., Managing Director, is an Emerging Markets portfolio manager within BlackRock’s Americas Fixed Income Group. In this capacity, he works closely with the various portfolio managers in the group formulating and implementing investable emerging markets themes in local markets, FX, and sovereign and corporate credit spaces. Mr. Bisat’s service with the firm dates back to 2013. Prior to BlackRock, he was a partner in two macro hedge funds (Traxis and Rubicon), and held portfolio management responsibilities at UBS and Morgan Stanley Investment Management. Between 1991 and 1998, he was a senior economist at the International Monetary Fund where he helped negotiate high profile programs with Russia, Ukraine, and Egypt. Mr. Bisat has taught graduate level economics courses at Columbia University. He co-authored a book on globalization and academic and policy papers on growth and financial sector development issues. He is a trustee of a number of Middle Eastern cultural and art institutions and a member of the Council of Foreign Relations.

Ron Redmond, Managing Director, is Co-head of the Opportunistic Investments business and a member of Americas Fixed Income within Alpha Strategies. He is a portfolio manager focusing on illiquid and bespoke credit investments. Ron joined Blackrock from Deutsche Bank where he spent six years managing a proprietary trading desk focused on similar asset classes. Prior to Deutsche Bank Ron worked at Five Mile Capital a hedge fund where he focused on investments in structured finance, mezzanine debt and leveraged finance. Ron earned a BA degree from Boston College and an MBA from New York University.

Sacha M. Bacro, Managing Director, is Co-head of the Opportunistic Investment business within BlackRock’s Global Fixed Income Platform. Mr. Bacro is co-lead portfolio manager of the Special Credit Opportunities funds, BlackRock’s principal opportunistic fixed income platform, and is a member of the platform’s Investment Committee. In his role, Mr. Bacro works globally evaluating, capturing and adding alpha generating strategies derived from the evolution of fixed income markets. Since the beginning of the financial crisis, Mr. Bacro has led BlackRock’s engagement in over $40 billion of alternative investment opportunities and solutions including: the Canadian Non-Bank Asset-Backed Commercial Paper Restructuring, U.S. Treasury’s Public Private Investment Program for Legacy Assets, The New York Federal Reserve’s Term Asset-Backed Securities Loan Facility, and various distressed credit and mortgage opportunities. Mr. Bacro joined BlackRock in 1995 and has been involved with the development and leadership of BlackRock’s alternative business throughout his career. Previously, Mr. Bacro was a founder of BlackRock Capital Investment Corporation, an exchange-listed middle market business development company, and served on its investment committee for over a decade. Additionally, Mr. Bacro has extensive international experience, having been a founding member of and head of investment management at Nomura BlackRock Asset Management in Japan from 1999 to 2001. Mr. Bacro earned a BA degree in mathematics and economics from Bowdoin College in 1994.

Robert Wuertz, Director, is part of the Securitized Assets team and a member of Americas Fixed Income within Alpha Strategies. He is a portfolio manager for Structured Credit Products, specializing in credit correlation and volatility trading. Prior to joining BlackRock in 2012, Mr. Wuertz was an Executive Director and Co-head of Strategic Credit Trading at Nomura Securities. Previously, he was Head of Liquid Tranche Trading at Barclays Capital from 2008 to 2009 and US Head of Flow Credit Derivatives at Lehman Brothers, where he began his career, from 2002 through 2008. Mr. Wuertz earned an AB degree, magna cum laude, in economics from Princeton University in 2002.

Jacob Caplain, Vice President, is a member of the Global Fixed Income Platform. He focuses on portfolio construction, asset allocation, and analytics across the multi-sector mutual funds platform, focusing on yield-driven strategies. He specializes in fundamental research on macro trends in Emerging Markets. Jacob has also been a member of the Risk and Quantitative Analysis group within BlackRock, responsible for risk management across the multi-sector mutual funds platform. Jacob earned a BA degree, magna cum laude, in Financial Economics from Columbia University in 2012.

Investment Management Agreement

Pursuant to an investment management agreement between the Advisor and the Trust (the “Investment Management Agreement”), the Trust has agreed to pay the Advisor a monthly management fee at an annual rate equal to 1.25% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust, (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage.

Pursuant to the Fee Waiver Agreement between the Trust and the Advisor, the Advisor has contractually agreed to waive the management fee with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual fee, for an initial term through June 30, 2019, and may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Trust (including by a majority of the Trust’s Independent Trustees). Neither the Advisor nor the Trust is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Independent Trustees of the Trust or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Advisor.

The Advisor, and not the Trust, expects to pay an annual sub-advisory fee to each Sub-Advisor equal to a percentage of the management fee received by the Advisor from the Trust with respect to the average daily value of the Trust’s Managed Assets allocated to the applicable Sub-Advisor.

A discussion regarding the basis for the approval of the Investment Management Agreement and any sub-investment advisory agreements by the Board will be available in the Trust’s first report to shareholders.

In addition to the fees paid to the Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Advisor), custodian expenses, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The net asset value per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), and the liquidation value of any outstanding Trust Preferred Securities from the Trust’s total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

As discussed in further detail herein, although the Trust will determine its net asset value daily, such net asset value is subject to valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Such fair value determinations will be made monthly and monitored daily, however, the value of a fair valued investment may be stale at any given point and therefore the true value of the portfolio may differ from the net asset value published on a given day. The Advisor anticipates that approximately 10-40% of its portfolio may be valued using fair value. See “—Fair Value” and “Risks—Principal Risks—Valuation Risk.”

Valuation of securities held by the Trust is as follows:

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisors determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including ABS and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Trust on a day on which the Trust values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Trust values such option, the prior day’s price will be used, unless the Advisors determine that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued monthly based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Trust on a day on which the Trust values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Trust holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Trust values such security, the prior day’s price will be used, unless the Advisors determine that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Trust may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Trust’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Trust’s securities and other assets and liabilities are based on information available at the time the Trust values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Trust valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Trust (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Advisors (its delegates). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Fair Value. When market quotations are not readily available or are believed by the Advisors to be unreliable, the Trust’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Advisors in accordance with procedures approved by the Board. The Advisors may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Advisors believe a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Advisors determine, in its business judgment prior to or at the time of pricing the Trust’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Trust. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Advisors are not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Trust’s pricing time.

The Advisors, with input from the BlackRock Portfolio Management Group, will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Global Valuation Committee. The BlackRock Global Valuation Committee may accept, modify or reject any recommendations. In addition, the Trust’s accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of the Advisors, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Trust. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Global Valuation Committee (or its delegate) shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the BlackRock Global Valuation Committee (or its delegate) deems relevant at the time of the determination, and may be based on analytical values determined by the Advisors using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Trust’s net asset value. As a result, the Trust’s sale or repurchase of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Trust’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving and subject to change. Such changes may adversely affect the Trust. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Trust’s inability to obtain a third-party determination of fair market value.

DISTRIBUTIONS

Commencing with the Trust’s initial distribution, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders. The Trust will pay common shareholders at least annually all or substantially all of its investment company taxable income. The Investment Company Act generally limits the Trust to one capital gain distribution per year, except for certain permitted distributions related to the Trust’s qualification as a RIC. The Trust expects to declare the initial quarterly dividend approximately 60 to 90 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering, depending on market conditions.

The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. If distributions in any tax year are less than the Trust’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant.

Various factors will affect the level of the Trust’s income, including the asset mix, the average maturity of the Trust’s portfolio and the Trust’s use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust’s net asset value.

Under normal market conditions, the Advisor will seek to manage the Trust in a manner such that the Trust’s distributions are reflective of the Trust’s current and projected earnings levels. The distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust’s earnings, and may fluctuate over time.

If a shareholder’s common shares are accepted for repurchase in a tender offer, upon acceptance, such tendered common shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Trust.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust in accordance with the Trust’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting                 (the “Plan Administrator”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the Plan Administrator, as administrator for shareholders in administering the Trust’s dividend reinvestment plan (the “Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by                     as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your account is held directly with BlackRock, the Plan Administrator, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Trust declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value on the dividend ex-date. The common shares will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized common shares from the Trust (“newly issued common shares”). The Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants.

The Plan Administrators’ fees for the handling of the reinvestment of dividends, if any, will be paid by the Trust.

There will be no charges with respect to common shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in common shares or in cash. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to your broker/financial intermediary or if your account is held directly with BlackRock by calling (800) 882-0052 or in writing to BlackRock Funds, P.O. Box 9819, Providence, RI 02940.

DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of August 23, 2017, and the Agreement and Declaration of Trust. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Statutory Trust Act, the purchasers of the common shares will have no obligation to make further payments for the purchase of the common shares or contributions to the Trust solely by reason of their ownership of the common shares, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed. If and whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “—Preferred Shares”, below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional common shares. Any additional offerings of shares, including Preferred Shares, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s common shares.

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Further, the Trust does not intend to list the common shares on any securities exchange. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the common shares if you intend to sell them soon after purchase. An investment in the common shares is not suitable for investors who need access to the money they invest. See “Periodic Tender Offers” below.

Limited Term. In accordance with the Agreement and Declaration of Trust, the Trust will terminate at the close of business on the Termination Date. The Board may terminate the Trust, without shareholder approval, prior to the Termination Date. The Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before     ,     , the seventh anniversary of the Trust’s initial public offering (which date shall then become the Termination Date). The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Trust’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to common shareholders prior to the Termination Date. The Trust retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to common shareholders, including the Trust, in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. The Trust will concurrently make liquidating distributions to the common shareholders. Accordingly, as the Trust nears the Termination Date, the Advisor may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the Trust may not achieve its investment objectives, comply with the investment guidelines described in this prospectus or be able to sustain their historical distribution levels.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Advisor anticipates that these less liquid investments will have a weighted average life of 3-5 years, the Trust may hold assets with a weighted average life longer than 5 years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with holding common shares of the Trust and the value of the common shares outstanding will continue to fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating Trust exceed the value of the remaining securities, the liquidating trust trustees may elect to write off or donate the remaining securities to charity. The Trust cannot predict the amount of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to common shareholders, the Trust may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to common shareholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the Termination Date, the Trust will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its common shareholders (to the extent not already distributed) and the Trust will terminate its existence under Delaware law.

The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. See “Leverage—Preferred Shares.”

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s total assets is at least 200% of such liquidation value. If the Trust issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Although the terms of any Preferred Shares that the Trust might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trust Trustees at all times. The remaining Trust Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trust Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.” As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust would reduce the leverage applicable to the common shares, while any resale of shares by the Trust would increase that leverage.

Liquidity Feature. Preferred shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust. The terms of such liquidity feature may require the Trust to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Trust does not intend to hold annual meetings of shareholders, except to the extent required by the 1940 Act.

A Trustee may be removed from office for cause only, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•

the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such conversion has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Trust’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Trust to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust by a third party. However, these provisions also provide the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the interests of minority shareholders and facilitating operational stability and the continuity of the Trust’s investment objective and policies. The Board has therefore determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Trust’s Bylaws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a special meeting of shareholders. Notice of any such nomination or business must be sent to the Secretary of the Trust by registered mail, return receipt requested, requesting the Secretary to call a special meeting. Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Trust does not intend to list the common shares on any securities exchange. Therefore, investors should not expect to be able to sell their common shares regardless of how the Trust performs. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest until the Trust’s termination date. An investment in the common shares is not suitable for investors who need access to the money they invest.

PERIODIC TENDER OFFERS

The Trust is a closed-end management investment company and, as such, common shareholders will not have the right to cause the Trust to redeem their common shares. In recognition that a secondary market for the common shares likely will not exist, beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board. In determining whether the Trust should conduct a tender offer, the Board will consider the recommendation of the Advisor, as well as a variety of operational, business and economic factors. In any given quarter, the Advisor may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Advisor does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Advisor believes that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their shares of Common Stock at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value. The Trust is designed primarily for long-term investors, who are prepared to hold the common shares until the expiration of the Trust’s term, and an investment in the common shares should be considered illiquid.

In a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value or at a percentage of the Trust’s net asset value on the last day of the offer.

Although tender offers generally would be beneficial to common shareholders by providing them with some ability to sell their common shares at or near net asset value, the acquisition of common shares by the Trust will decrease the total assets of the Trust. Tender offers are, therefore, likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Trust’s ability to participate in new investment opportunities. To the extent the Trust maintains a cash position to satisfy tenders of common shares pursuant to tender offers, the Trust would not be fully invested, which may reduce the Trust’s investment performance. In order to fund repurchases of common shares pursuant to tender offers, the Trust may be required to sell its more liquid, higher quality portfolio securities, which may increase risks for remaining common shareholders and increase fund expenses. Consummating a tender offer may require the Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Advisor would otherwise consider it disadvantageous to do so. Further, subject to the Trust’s investment restriction with respect to leverage, the Trust may utilize leverage to finance the repurchase of common shares pursuant to any tender offers. However, there can be no assurance that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses.

While the Trust intends to conduct quarterly tender offers as described herein, the Trust is not required to do so and may amend, suspend or terminate such tender offer program at any time. Shareholders have no right to require the Trust to redeem their common shares. Quarterly tender offers may be delayed or discontinued at any time.

It is the Board’s announced policy, which may be changed by the Board, not to purchase common shares pursuant to a tender offer if (1) such purchases would impair the Trust’s status as a RIC under the U.S. federal income tax laws (which would cause the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust); (2) the Trust would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Trust’s investment objectives and policies in order to purchase shares of common shares tendered pursuant to the tender offer; or (3) there is, in the Board’s judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Trust, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities, acts of terrorism or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board is material to the Trust, or (e) other events or conditions that would have a material adverse effect on the Trust or their shareholders if common shares tendered pursuant to the tender offer were purchased. Thus, there can be no assurance that the Board will proceed with any tender offer. The Board may modify these conditions in light of circumstances existing at the time. The Trust may not purchase common shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the Investment Company Act. Accordingly, in order to purchase all common shares tendered, the Trust may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage. In addition, the amount of shares of common shares for which the Trust makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Trust’s portfolio or the impact of the tender offer on those common shareholders who do not sell their common shares in the tender offer.

If a tender offer is oversubscribed by common shareholders who tender common shares, the Trust will generally repurchase a pro rata portion of the common shares tendered by each common shareholder. As a result, the Trust may repurchase less than the full amount of common shares that a common shareholder tenders. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts.

If a shareholder’s common shares are accepted for repurchase in a tender offer, upon acceptance, such tendered common shares will no longer be considered outstanding. Accordingly, such common shares will cease to have any voting rights and holders of such shares will no longer be entitled to receive distributions declared by the Trust after such common shares have been accepted for repurchase.

Each tender offer would be made and common shareholders would be notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered common shares by the Trust is a taxable event to common shareholders. See “Tax Matters.” The Trust pays all costs and expenses associated with the making of any tender offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of common shares pursuant to a tender offer.

TAX MATTERS

The discussion below provides general tax information related to an investment in the common shares of the Trust. A more detailed discussion of the tax rules applicable to the Trust and its common shareholders can be found in the SAI that is incorporated by reference into this prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussion reflects applicable income tax laws of the United States as of the date of this prospectus, which income tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, income tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code, including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, common shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes), and the discussions set forth here and in the SAI do not constitute tax advice. If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold common shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of common shares. Because tax laws are complex and often change, and because the application of tax law may depend on the particular circumstances of a shareholder, you should consult your tax advisor about the tax consequences of an investment in the Trust.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify for taxation as a RIC under Subchapter M of the Code, which will require the Trust to meet certain requirements related to, among other things, the Trust’s sources of income, diversification of assets and distribution of earnings to shareholders. Although the Trust intends to make such an election and meet these requirements, no assurances can be given in this regard.

To maintain its status as a RIC, the Trust must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

To maintain its status as a RIC, the Trust must also diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Trust’s total assets consists of cash and cash items, including receivables, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (iii) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Trust qualifies as a RIC, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its common shareholders, provided that it distributes each taxable year at least 90% of the Trust’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its common shareholders. In addition, a domestic Subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by Subsidiaries) would adversely affect the returns from investments held through the Subsidiaries.

The Trust may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Trust will be subject to a corporate income tax on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (b) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (c) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (b).

The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (a) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (b) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Trust were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to common shareholders, and such distributions would be taxable to the common shareholders as ordinary dividends to the extent of the Trust’s current or accumulated earnings and profits. In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

Distributions paid to you by the Trust from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Trust properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Trust) may qualify (a) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from U.S. corporations, and (b) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Trust’s distributions will constitute qualified dividend income.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain, or reducing your potential loss, on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

Subject to the discussion of repurchases below, the sale or other disposition of common shares of the Trust (including upon the termination of the Trust) will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The repurchase of common shares through a periodic tender offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of shares if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Trust and also requires the shareholder to own less than 50% of the voting power of all classes of the Trust entitled to vote immediately after the repurchase. A “complete redemption” of a shareholder’s interest generally requires that shares of the Trust owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Trust, which should result if the shareholder has a minimal interest in the Trust, exercises no control over Trust affairs and suffers a reduction in his proportionate interest in the Trust. In determining whether any of these tests has been met, any Trust shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the repurchase of your common shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the repurchase and the adjusted tax basis of the common shares sold. If none of the tests described above are met with respect to a repurchase, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant common shares. The tax basis in the common shares tendered to the Trust will be transferred to any remaining common shares held by you in the Trust. In addition, if the sale of common shares pursuant to the applicable repurchase is treated as a “dividend” to a tendering stockholder, a constructive dividend under certain provisions of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased as a result of such tender.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

U.S. federal backup withholding may be required on dividends, distributions and sale proceeds payable to common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Please refer to the SAI for more detailed information, which is incorporate herein by reference. You are urged to consult your tax advisor.

PLAN OF DISTRIBUTION

The Trust is offering common shares at an offering price equal to $100.00 per common share plus the initial sales load of $1.00 per common share as described below (resulting in a total cost to investors of $101.00 per common share). The sales load will automatically be waived for investors who purchase an aggregate of $1,000,000 or more common shares. The minimum initial investment in the Trust by any investor is 250 common shares. The Trust, in its sole discretion, may accept investments below these minimums. The offering period for the common shares is expected to end on or about             , 2018.

The Trust will enter into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of the Trust and the Advisor, to serve as distributor and solicit investors on a reasonable best efforts basis, subject to various conditions. Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling common shares of the Trust upon the terms set forth in this prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. In consideration for its services, the Distributor or Dealer will be entitled to receive a sales load of 1.00% of the public offering price per common share for shares sold by the Distributor or such Dealer. Pursuant to the Distribution Agreement, the Trust will agree to indemnify the Distributor against certain liabilities, including liabilities arising under the 1933 Act. The Distributor will not act as a market maker with respect to the common shares.

The Distributor will enter into a dealer agreement with one or more other Dealers to assist in the distribution of the common shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Trust that are in addition to the terms and conditions set forth in this prospectus. Such terms and conditions are not imposed by the Trust, the Distributor or any other service provider of the Trust. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase common shares or tender common shares for repurchase, or otherwise transact business with the Trust. Shareholders should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to their Dealer or other financial intermediary.

The Trust will have the sole right to accept orders to purchase common shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Trust or the Distributor at any time.

No market currently exists for the common shares. The common shares will not be listed on a securities exchange, and the Trust does not anticipate that a secondary market will develop for the common shares. None of the Advisors, the Distributor or the Dealers intends to make a market in the common shares.

The Distributor has the exclusive right to distribute common shares directly to investors and through Dealers. The Distributor’s obligation is an agency or “best efforts” arrangement under which neither the Distributor nor any Dealer is required to purchase any common shares.

Investors may also agree with a Dealer (if sold through a Dealer) or the Distributor (if sold through the Distributor) selling the common shares to reduce the amount of the applicable sales commission to zero (i) in the event the investor has engaged the services of a registered investment advisor with whom the investor has agreed to pay a fee for investment advisory services and, in the case of a “wrap” fee arrangement, related brokerage services, (ii) in the event the investor is investing in a bank trust account with respect to which the investor has delegated the decision making authority for investments made in the account to a bank trust department or (iii) for other reasons determined by the Dealer or Distributor. The amount of an investor’s investment in the Trust would not be affected by eliminating the Dealer or Distributor sales commission payable in connection with sales to investors purchasing through such registered investment advisors, bank trust department or otherwise. Neither the Distributor nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in this offering.

The Advisor (and not the Trust) has agreed to pay from its own assets additional compensation to certain broker-dealers in an amount not to exceed     % of the total price to the public of the common shares sold in this offering. The Advisor (and not the Trust) has also agreed to pay commissions to certain employees of the Distributor that participate in the marketing of the Trust’s common shares, which commissions will not exceed     % of the total price to the public of the common shares sold in this offering.

The Advisor, the Distributor and/or their affiliates may compensate service organizations for services to the Trust and its shareholders. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. These fees, which are not paid by the Trust, generally are based on either: (1) a percentage of the average monthly net assets of Trust shareholders serviced by the service organization or (2) a fixed dollar amount for each account serviced by a service organization. These fees, which are subject to negotiation, will not exceed         % of the total price to the public of the common shares sold in this offering and are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by the Trust.

The initial sales load and all additional compensation and expense reimbursements to the Distributor or Dealers will not, in the aggregate, exceed 9.00% of the total price to the public of the common shares sold in this offering.

Prior to the public offering of the common shares, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Trust and the Advisor, purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, BFM owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur as of the completion of the offering of common shares.

The principal business address of the Distributor is 40 East 52nd Street, New York, NY 10022.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Trust is State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111. The custodian will be responsible for, among other things, receipt of and disbursement of funds from the Trust’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Trust’s portfolio securities.

                         , whose principal business address is                         , will serve as the Trust’s transfer agent with respect to the common shares.

ADMINISTRATION AND ACCOUNTING SERVICES

State Street Bank and Trust Company will provide certain administration and accounting services to the Trust pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company will provide the Trust with, among other things, customary fund accounting services, including computing the Trust’s net asset value and maintaining books, records and other documents relating to the Trust’s financial and portfolio transactions, and customary fund administration services, including assisting the Trust with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Trust, State Street Bank and Trust Company is paid a monthly fee from the Trust at an annual rate ranging from 0.0075% to 0.015% of the Trust’s Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            , whose principal business address is             , is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts and New York, New York.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information, and why in certain cases we may share such information with select other parties.

The Trust does not receive any non-public personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of the Trust, the Trust receives personal non-public information on account applications or other forms. With respect to these shareholders, the Trust also has access to specific information regarding their transactions in the Trust.

The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Trust restricts access to non-public personal information about its shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

                         Shares

BlackRock Fixed Income Value Opportunities II

Common Shares

$100.00 per Share

PROSPECTUS

            , 2018

Until                 , 2018 (90 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 27, 2017

BlackRock Fixed Income Value Opportunities II

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Fixed Income Value Opportunities II (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                 , 2018. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing the Trust’s common shares of beneficial interest (the “common shares”), and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated                 , 2018.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

The Trust has adopted restrictions and policies relating to the investment of the Trust’s assets and its activities. Certain of the restrictions are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Trust’s outstanding preferred shares of beneficial interest (“Preferred Shares”), if any (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Preferred Shares, as a single class, represented at a meeting at which more than 50% of the Trust’s outstanding Preferred Shares are represented or (ii) more than 50% of the outstanding Preferred Shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Trust may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Invest more than 10% of the Trust’s assets in real estate, except the Trust may, without reference to the foregoing limit, purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Trust may, without reference to the foregoing limit, purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Trust may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Trust’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Trust’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Trust’s industry classifications, the Trust currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Trust to borrow money in amounts of up to one-third of the Trust’s total assets from banks for any purpose, and to borrow up to 5% of the Trust’s total assets from banks or other lenders for temporary purposes. The Trust’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the Investment Company Act requires the Trust to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Trust’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Trust engages in such transactions, the Trust, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Trust to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Trust from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933 (“Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause the Trust to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Trust from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions. Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Trust may not make short sales of securities or maintain a short position, except to the extent permitted by the Trust’s prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Trust’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Trust’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Trust’s total assets, including changes resulting from the Trust having a smaller base of assets after a tender offer, will not require the Trust to dispose of an investment until the Advisors determine that it is practicable to sell or close out the investment without undue market or tax consequences.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.

Contingent Convertible Securities

One type of convertible security in which the Trust may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Trust, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuate. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Municipal Securities

The Trust may invest in municipal securities, which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) (or industrial development bonds, under pre-1986 law) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities. The interest on municipal securities may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of municipal securities are “general obligation” bonds and “revenue” bonds, which latter category includes PABs. Municipal securities typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Obligations are included within the term municipal securities if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Taxable Municipal Securities. The Trust may invest in taxable municipal securities, which include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued are considered “Build America Bonds”). If the Trust invests in Build America Bonds, it expects to invest in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds. Provisions of the ARRA relevant to the issuance of Build America Bonds expired on December 31, 2010 and, as such, issuance has ceased.

Short-Term Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term securities, which may be either tax-exempt or taxable.

Short-Term Taxable Fixed Income Securities. Short-term taxable fixed income investments include, without limitation, the following:

1. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurances can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

3. Repurchase agreements, which involve purchases of debt securities.

4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1. Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3. Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5. Bank notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6. Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Alternative Lending

Alternative lending, which is sometimes referred to as peer-to-peer lending, online lending or marketplace lending, is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money while generally not relying on deposits for capital to fund loans. It is considered an alternative to more traditional debt financing done through a bank. There are several different models of alternative lending but, very generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Platforms then post the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves. Some investors, including the Trust, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Trust is dependent on the platforms’ ability to collect, verify and provide information to the Trust about each loan and borrower.

Platforms may set minimum eligibility standards for borrowers to participate in alternative lending arrangements and may limit the maximum permitted borrowings. Depending on the purpose and nature of the loan, its term may, for example, be as short as six months or shorter, or as long as thirty years or longer. Set forth below is additional information about some of the Trust’s alternative lending-related investments.

Whole Loans. The Trust may invest in whole loans. When the Trust invests directly or indirectly in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Trust, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Trust, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Trust may invest may be secured or unsecured.

Asset-Backed Securities. The Trust may directly or indirectly invest in, and/or sell certain of its alternative lending-related investments to, special purpose entities, sometimes referred to as securitization vehicles, formed by third parties for the purpose of acquiring alternative lending-related investments and issuing securities, the payments on which are funded by payments received on such entities’ underlying investments. Such asset-backed securities may be issued in different tranches of debt and residual equity interests with different rights and preferences. The Trust may hold any tranche of such asset-backed securities. Such a securitization vehicle may be formed by a platform, a pooled investment vehicle or any other entity.

Shares, Certificates, Notes or Other Securities. The Trust may also invest directly or indirectly in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans. The platform or a separate special purpose entity organized by or on behalf of the platform may hold the whole loans underlying such securities on its books and issue to the Trust, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Trust may invest directly. Such securities may also track fractions of a whole loan. These securities may be sold through publicly registered offerings or through unregistered private offerings.

Funding Agreements

The Trust may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, the Trust makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Trust on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Litigation Finance

Litigating and settling private lawsuits can be a very lengthy and expensive process. Parties to a litigation and/or their counsel are in need of immediate funds for a variety of reasons. The Trust may enter into arrangement with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Trust would suffer a complete loss of the capital invested.

Guarantees

The Trust may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Rights Offerings and Warrants to Purchase

The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Trust a shareholder of the underlying stock.

Depositary Receipts

The Trust may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments, which are generally subject to risks associated with equity securities and investments in non-U.S. securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Master Limited Partnerships

Master Limited Partnerships (“MLPs”) are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Exchange Traded Notes (“ETNs”)

The Trust may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an Exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Trust’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Participation Notes

The Trust may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Trust to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Trust is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Trust the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Trust. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Trust may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Trust attempts to mitigate that risk by purchasing only from issuers which the Advisors deem to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Trust may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Trust exercises the participation note and closes its position, the Trust receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Trust’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

Life Settlement Investments

The Trust may invest in life settlements, which are sales to third parties, such as the Trust, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When the Trust acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (“viators”). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Trust may receive reduced or no benefits under the contract. The Trust seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, the Trust may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. The Trust intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the IRS 90% gross income test the Trust must satisfy each year to qualify as a regulated investment company (“RIC”). The Trust intends to monitor its investments to ensure that the Trust remains qualified as a RIC.

Commodities

The Trust may invest directly in commodities. Commodities include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Unlike financial instruments, there are costs of physical storage and insurance associated with purchasing a commodity, which would not be directly associated with a futures contract for the same commodity.

Strategic Transactions and Other Management Techniques

As described in the prospectus, the Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, CDS index products, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). This section contains various additional information about the type of Strategic Transactions in which the Trust may engage.

Swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Trust may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Trust will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Trust purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Trust writes a swaption, upon exercise of the option the Trust will become obligated according to the terms of the underlying agreement.

Foreign Exchange Transactions. The Trust may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or may seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust. As an illustration, the Trust may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Trust may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Trust may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Trust gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Trust are considered to constitute hedging transactions. The Trust may not attempt to hedge any or all of its foreign portfolio positions.

Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurances that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Options. The Trust may also use options as Strategic Transactions.

Call Options. The Trust may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Trust also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Trust may write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust’s ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Trust may write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Trust. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Trust must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Trust will segregate, or designate on its books and records, liquid assets or cash with a value at least equal to the Trust’s exposure (the difference between the unpaid amounts owed by the Trust on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such designation will not limit the Trust’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Trust’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Trust that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Trust must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Trust will lose the difference. These types of written call options, while described as “uncovered” in this context, are considered “covered” for purposes of the Trust’s options writing strategy described in the prospectus.

Put Options. The Trust may purchase put options. By buying a put option, the Trust acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Trust’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

The Trust also may write (i.e., sell) put options on the types of securities or instruments that may be held by the Trust, provided that such put options are covered, meaning that such options are secured by liquid assets segregated or earmarked on the Trust’s books and records. The Trust will receive a premium for writing a put option, which increases the Trust’s return.

The Trust also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Trust does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Trust will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Trust will segregate or designate on its books and records liquid assets or cash with a value at least equal to the Trust’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such designation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such designation will not limit the Trust’s exposure to loss.

The Trust will not sell puts if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Additional Information About Options. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any commissions paid by the Trust. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust may purchase and sell exchange-listed options and OTC options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the

Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and assets used to cover OTC Options written by the Trust are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Hybrid Securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Trust’s common shares if the Trust invests in hybrid instruments.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such transactions had not been used.

Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”

ADDITIONAL RISK FACTORS

Municipal Securities Market Risk

Economic exposure to the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisors than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at attractive prices or at prices approximating those at which the Trust currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs.

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the ARRA, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Warrants Risk

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risk

The failure to exercise subscription rights to purchase common stock would result in the dilution of the Trust’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Trust may not always realize full value on the sale of rights.

Default Risk

The value of the Trust’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. The Trust receives payments on such investments only if the party servicing the loans receives the borrower’s payments on the corresponding or underlying loan and passes such payments through to the Trust. If a borrower fails to make interest payments or repay principal when due on a loan in which the Trust has investment exposure, or if the value of such a loan decreases, the value of the Trust’s investments will be adversely affected. There can be no assurance that payments due on underlying loans will be made.

If a borrower is unable or fails to make payments on a loan for any reason, the Trust may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Trust may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If the Trust were unable to recover unpaid principal or interest due, this would cause the Trust’s net asset value to decrease. The Trust generally will not be able to offset losses on defaulting loans by looking to collateral or obligations of guarantors, insurers or governmental authorities, as many of the loans to which the Trust has exposure are obligations not secured by collateral or (except for certain loans to businesses) backed by any guarantee.

Borrowings obtained through alternative lending platforms may not limit borrowers from incurring additional debt. If a borrower incurs additional debt obligations after obtaining a loan through an alternative lending platform, the borrower’s creditworthiness may diminish and any additional obligations could cause the borrower to experience financial distress, insolvency or bankruptcy, all of which would impair the borrower’s ability to repay the loan underlying the Trust’s investment. Furthermore, the ability of secured creditors to pursue remedies against the collateral of the borrower may impair the borrower’s ability to repay its unsecured loan or it may impair the platform’s or loan servicer’s ability to collect on the loan upon default. The loans in which the Trust invests generally do not include any cross-default provisions. Cross-default provisions render a default on one outstanding debt obligation an automatic default on another debt obligation of the borrower, which permits creditors to react more quickly to take steps to protect their interests. In contrast, the loans in which the Trust invests typically will be placed in default or referred to collection only if there are independent defaults on such loans, irrespective of whether the borrower has defaulted on a different debt obligation. Not only will the Trust not benefit from such protective provisions, the Trust also generally will not be made aware of any additional debt incurred by a borrower or whether such debt is secured or unsecured. Default rates on loans obtained through alternative lending platforms may be adversely affected by a number of factors outside the Trust’s control, such as economic downturns or general economic or political conditions, including prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the various currencies, energy prices, changes in consumer spending, the number of personal bankruptcies, insolvencies, disruptions in the credit markets, the borrower’s personal circumstances and other factors.

The default history for alternative lending borrowing arrangements is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The credit profile and interest rates available to certain borrowers who seek credit through alternative lending platforms may result in a higher rate of default for alternative lending related securities as compared with the debt instruments associated with more traditional lending models, such as banks, although pursuant to the Trust’s Fundamental Investment Restrictions, the Trust may not invest in loans that are of subprime quality at the time of investment. If the impact of defaults on loans to which the Trust has exposure exceeds the profits on non-defaulting loans, the Trust will be unable to achieve its investment objective. The Trust’s investments in equity securities issued by the platforms themselves (or their affiliates) are also subject to the risk of loss. If a platform defaults on its outstanding obligations, the Trust’s equity interest in the platform may be diminished or extinguished and the Trust can expect to realize on any such investments only to the extent that the platform’s creditors are made whole and the platform still has residual profits that would benefit equity holders.

Platform Risk

The Trust receives payments on whole loans or securities representing the right to receive principal and interest payments due on loans only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Trust. If a borrower is unable or fails to make payments on a loan for any reason, the Trust may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Trust may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Trust may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Trust conducts diligence on the platforms, the Trust generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Trust, which the Trust observes directly as payments are received. Some investors, including the Trust, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Trust is dependent on the platforms’ ability to collect, verify and provide information to the Trust about each loan and borrower.

The Trust relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Trust may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Trust conducts diligence on the credit scoring methodology used by platforms from which the Trust purchases alternative lending-related securities, the Trust typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Trust, and does not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Trust may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Trust’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Trust’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Trust to invest in loans originated by that platform, and therefore the Trust could lose some or all of the benefit of its diligence effort with respect to that platform.

The Trust may also invest directly or indirectly in public or private equity securities of alternative lending platforms or enter into other financial transactions, including derivative transactions, to gain exposure to such investments. The performance of equity instruments issued by a platform or derivatives thereon depends on the success of the platform’s business and operations. As described above, the Trust may also invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses.

The Trust’s investments could be adversely impacted if a platform that services the Trust’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, the Trust would seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans or to the extent borrowers prepay loans, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Trust’s investments in securities issued by a platform or derivatives thereon.

Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for the Trust or negatively impact the value of the Trust’s investments in platforms or in alternative lending-related securities more generally.

Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause the Trust to incur losses on its investments that are dependent upon the performance of the platforms.

The Trust’s investments in the equity securities of platforms, including common stock, preferred stock, warrants or convertible stock, are subject to equity securities risk. Equity securities risk is the risk that the value of equity securities to which the Trust is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The equity securities of smaller, less seasoned companies, such as platforms or their affiliates, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Trust invests in unlisted equity securities, which generally involve a higher degree of valuation and performance uncertainty and greater liquidity risk than investments in listed securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

The Trust’s investments in shares, certificates, notes or other securities issued by a platform, its affiliates or a special purpose entity sponsored by a platform or its affiliates that represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans may expose the Trust to the credit risk of the issuer. Generally, such securities are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Trust, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Trust owns such fractional loans or other securities, the Trust and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Trust will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Trust is more dependent on the platform for servicing than in the case in which the Trust owns whole loans. Where such interests are secured, the Trust relies on the platform to perfect the Trust’s security interest. In addition, there may be a delay between the time the Trust commits to purchase a security issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such security and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related securities, which will reduce the effective rate of return on the investment. The Trust invests primarily in whole loans, and does not expect to invest a material portion of its portfolio in such fractional loans or other securities.

Servicer Risk

The Trust’s direct and indirect investments in loans originated by alternative lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Trust in respect of its investments or increase the costs associated with the Trust’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Trust’s investments could be recharacterized as a secured loan from the Trust to the platform, which could result in uncertainty, costs and delays from having the Trust’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Trust.

Lender Liability

A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held directly or indirectly by the Trust were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Trust’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan.

In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held directly or indirectly by the Trust were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

MLPs Risk

Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Trust will generally purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Smaller Capitalization Company Risk

Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Trust’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

Small and Mid-Cap Stock Risk. The Trust may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies Risk. The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Trust may invest.

Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Trust management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Trust of portfolio securities may require the Trust to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Trust management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Trust management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Trust management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Trust may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Trust management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Inflation-Indexed Bonds

The Trust may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Trust purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPs, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Trust may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Trust purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurances, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for All Urban Consumers (the “CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurances that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurances that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Litigation Finance Risk

The Trust may enter into arrangement with a plaintiff or law firm in order to provide capital to fund litigation in exchange for a portion of the award or settlement. Generally, the recipient of such financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel. If the matter fails to be resolved, or is resolved adversely to the plaintiff, there is generally no obligation to pay anything and the Trust would suffer a complete loss of the capital invested. Even if the matter is successful, there is no guarantee that the persons against whom the claim was asserted will be able or willing to satisfy any judgment. Further, the Trust would be subject to risks associated with the origination and servicing of any litigation financing.

Commodity Pricing Risk

The Trust’s investment in commodities may subject the Trust to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities and natural resources. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Trust’s holdings.

The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity and natural resources investment prices are outside of the Trust’s control and may not be anticipated by the Advisors. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Risk Factors in Strategic Transactions and Derivatives

The Trust’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

•	Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk— the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the Trust will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust’s exposure to loss.

•	Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Trust would like or at the price that the Trust as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC Options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Trust, the Trust would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Trust has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•	Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•	Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Trust paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Volatility Risk—the risk that the Trust’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Trust could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Trust’s hedging transactions will be effective. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

When engaging in a hedging transaction, the Trust may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Trust from achieving the intended hedge or expose the Trust to a risk of loss. The Trust may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Trust to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Trust from the decline in value of the portfolio positions anticipated as a result of such change. The Trust may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Trust.

The Trust is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Trust’s investment objective, there is no assurances that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisors’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Trust. As a result, the Trust’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Trust may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Trust may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Trust’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with which the Trust has an open position in a financial futures contract. Because the Trust will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Trust’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

The amount of risk the Trust assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Trust’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Trust’s common shares, the net asset value of the Trust’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Trust’s hedging strategies will be ineffective. To the extent that the Trust hedges against anticipated currency movements that do not occur, the Trust may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Trust will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Trust to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Trust is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities (as defined in the prospectus) but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Trust will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Trust will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Trust of any profit potential or force the Trust to cover its commitments for resale, if any, at the then market price and could result in a loss to the Trust.

The Trust may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Trust is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Trust’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Trust if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Trust is engaging in proxy hedging. The Trust may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Trust has or in which the Trust expects to have portfolio exposure. For example, the Trust may hold both Canadian government bonds and Japanese government bonds, and the Advisors may believe that Canadian dollars will deteriorate against Japanese yen. The Trust would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Trust to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Trust may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Trust may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Trust may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Trust may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps Risk. The Trust may enter into currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Trust and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Trust may include instruments not traded on an Exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Trust can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an Exchange. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Trust is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly.

New regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Trust’s trading of Covered Swaps. With respect to mandatory central clearing, the Trust is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Trust’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Advisors may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Trust. In either scenario, the Advisor, a Sub-Advisor and/or the Trust may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly.

Additionally, the Regulators (except for the SEC) have recently finalized regulations that would require swap dealers to collect from, and post to, the Trust variation margin (and initial margin, if the Trust exceeds a specified exposure threshold) for uncleared derivatives transactions. United States federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The Commodity Futures Trading Commission and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisors cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust. Changing approaches to regulation may have a negative impact on the securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Advisors expect. Whether the Trust achieves its investment objective may depend on, among other things, whether the Advisors correctly forecasts market reactions to this and other legislation. In the event the Advisors incorrectly forecasts market reaction, the Trust may not achieve its investment objective.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although the Advisors intend to devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust, the services of the Advisors are not exclusive and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement between the Advisor and the Trust (the “Investment Management Agreement”) also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Trust or any of the Trust’s shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Investment Management Agreement provides that the Advisor will receive an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Trust’s Managed Assets.

The Investment Management Agreement was approved by the sole common shareholder of the Trust as of             , 2018. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreements

BlackRock International Limited and BlackRock (Singapore) Limited, each a wholly owned subsidiary of BlackRock, perform certain of the day-to-day investment management of the Trust pursuant to separate sub-investment advisory agreements. Each Sub-Advisor receives a portion of the management fee paid by the Trust to the Advisor. The Advisor, and not the Trust, will pay an annual sub-advisory fee to each Sub-Advisor equal to a percentage of the management fee received by the Advisor from the Trust with respect to the average daily value of the Trust’s Managed Assets allocated to the applicable Sub-Advisor.

Each sub-investment advisory agreement is expected to provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the applicable Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although each Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of each Sub-Advisor are not exclusive and each Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Each sub-investment advisory agreement is expected to continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust, or by the Advisor or the respective Sub-Advisor, on 60 days’ written notice by either party to the other. The sub-investment advisory agreements will also terminate automatically in the event of their assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Biographical Information Pertaining to Trustees

The Board currently consists of eleven individuals, a majority of whom are currently Independent Trustees. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of ETFs (the “Exchange-Traded Complex;” each such complex a “BlackRock Fund Complex”). The Trust is included in the Closed-End Complex. The Trustees also oversee as board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

For the purposes of the Trust’s initial public offering, Mr. Michael J. Castellano and Ms. Catherine A. Lynch may be considered “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Additionally, Mr. John M. Perlowski and Ms. Barbara G. Novick may be considered “interested persons” (as defined in the Investment Company Act) of the Trust based on their positions with BlackRock and its affiliates. Mr. Michael J. Castellano and Ms. Catherine A. Lynch will cease to be “interested persons” of the Trust once such underwriters could not be viewed as principal underwriters of the Trust, which is expected to occur upon the completion of the Trust’s initial public offering.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of BlackRock-Advised Funds overseen and any public directorships or trusteeships.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]

Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2017	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None

Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2017	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Michael J. Castellano 1946	Trustee	Since 2017	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None

Cynthia L. Egan 1955	Trustee	Since 2017	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Trustee	Since 2017	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Jerrold B. Harris 1942	Trustee	Since 2017	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	73 RICs consisting of 73 Portfolios	BlackRock Capital Investment Corp. (business development company)

R. Glenn Hubbard 1958	Trustee	Since 2017	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 1951	Trustee	Since 2017	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None

Catherine A. Lynch 1961	Trustee	Since 2017	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]

Barbara G. Novick 1960	Trustee	Since 2017	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	110 RICs consisting of 231 Portfolios	None

John M. Perlowski 1964	Trustee	Since 2017	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	138 RICs consisting of 329 Portfolios	None

1.	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
2.	Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.
3.	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2017. As a result, although the chart shows certain Independent Trustees as joining the Board in 2017, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
4.	For purposes of this chart, “RICs” refers to investment companies registered under the Investment Company Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs.
5.	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustee upon a finding of good cause therefor.

Experience, Qualifications and Skills of Trustees

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s Bylaws. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s Advisor, the Sub-Advisors, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each Trustee that support the conclusion that they should serve on the Board.

Trustee	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as Chair of the Board, Chair of the Executive Committee, and a member of the Compliance Committee, the Governance and Nominating Committee and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
Karen P. Robards	The Board benefits from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust’s investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Board with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust’s Audit Committee. Ms. Robards’ independence from the Trust, the Advisor and the Sub-Advisors enhances her service as a member of the Governance and Nominating Committee, the Performance Oversight Committee, and the Executive Committee.

Michael J. Castellano	The Board benefits from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters is expected to qualify him to serve as a member of the Audit Committee. Mr. Castellano’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Cynthia L. Egan	Ms. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance her service as a member of the Governance and Nominating Committee, the Compliance Committee, and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Fabozzi’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as Chair of the Performance Oversight Committee, and a member of the Governance and Nominating Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Capital Investment Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the Investment Company Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Mr. Harris’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as a Chair of the Compliance Committee and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Hubbard’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance his service as Chair of the Governance and Nominating Committee and a member of the Compliance Committee and the Performance Oversight Committee.

Trustee	Experience, Qualifications and Skills
W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Kester’s independence from the Trust, the Advisor and the Sub-Advisors enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters is expected to qualify her to serve as a member of the Trust’s Audit Committee. Ms. Lynch’s independence from the Trust, the Advisor and the Sub-Advisors is expected to enhance her service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Barbara G. Novick	Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and, prior to that, was with Morgan Stanley. The Board expects to benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock since 2009 and as the Head of BlackRock Global Fund Services since 2009 provides him with a strong understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds are expected to provide the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski’s experience with BlackRock is expected to enhance his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Trustees meet regularly outside the presence of the Trust’s management, in executive sessions or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreement, and, if necessary, may hold special meetings before its next regular meeting.

Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides an independent spokesman for the Trust.

The Board has engaged the Advisors to manage the Trust on a day-to day basis. The Board is responsible for overseeing the Advisor, Sub-Advisors, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and their role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor, Sub-Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor, Sub-Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, Sub-Advisors and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer (“CCO”), who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi and W. Carl Kester, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Trust’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Trust and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Trust’s management and the Trust’s Independent Registered Public Accounting Firm regarding financial reporting. A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Trustees.. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Board Nominees that are not “interested persons” of the Trust (as defined in the Investment Company Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees; and (vii) review and make recommendations to the Board in respect of Trust share ownership by the Independent Trustees.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Trustees’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

The Governance and Nominating Committee may consider nominations for Trustees made by the Trust’s shareholders as it deems appropriate. Under the Trust’s Bylaws, shareholders must follow certain procedures to nominate a person for election as a Trustee at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Trust at its principal executive offices. The Trust must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting.

The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Trust has adopted Trustee qualification requirements which can be found in the Trust’s Bylaws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Trust as defined under Section 2(a)(19) of the Investment Company Act, each Independent Trustee may not be or have certain relationships with a shareholder owning five percent or more of the Trust’s voting securities or owning other percentage ownership interests in investment companies registered under the Investment Company Act. Reference is made to the Trust’s Bylaws for more details.

A copy of the Governance and Nominating Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Cynthia L. Egan and R. Glenn Hubbard, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any sub-advisors and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the Trust’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh (Chair), John M. Perlowski and Karen P. Robards. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust, is provided in “Biographical Information of the Trustees.”

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust*	Aggregate Dollar Range of Equity Securities and Share Equivalents Overseen by Directors in the Family of Registered Investment Companies*
Independent Trustees
Richard E. Cavanagh	None	Over $100,000
Karen P. Robards	None	Over $100,000
Michael J. Castellano	None	Over $100,000
Frank J. Fabozzi	None	Over $100,000
Jerrold B. Harris	None	Over $100,000
R. Glenn Hubbard	None	Over $100,000
W. Carl Kester	None	Over $100,000
Catherine A. Lynch	None	$50,001 to $100,000
Cynthia L. Egan	None	Over $100,000
Interested Trustees
Barbara G. Novick	None	Over $100,000
John M. Perlowski	None	Over $100,000

*	As of October 27, 2017. The Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisor or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies

Compensation of Trustees

Each Independent Trustee is paid an annual retainer of $280,000 per year for his or her services as a Trustee of the Closed-End Complex and each Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee are paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. The Trust will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common stock of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended December 31, 2016 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2016.

Name	Aggregate Compensation from the Trust (Most Recently Completed Fiscal Year)	Aggregate Compensation from the Trust and other BlackRock-Advised Funds in the Closed- End Complex(1) (Most Recently Completed Calendar Year)
Independent Trustees
Richard E. Cavanagh	$0	$421,250 (2)
Karen P. Robards	$0	$419,271 (3)
Michael J. Castellano	$0	$310,000 (4)
Cynthia L. Egan	$0	$219,192 (5)
Frank J. Fabozzi	$0	$344,168 (6)
Jerrold B. Harris	$0	$337,500 (7)
R. Glenn Hubbard	$0	$312,500 (8)
W. Carl Kester	$0	$314,167 (9)
Catherine A. Lynch	$0	$258,333 (10)

(1)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2016. Of this amount, Mr. Cavanagh, Ms. Robards, Mr. Castellano, Mr. Harris, Dr. Hubbard and Dr. Kester deferred $42,083, $20,958, $93,000, $168,750, $156,250 and $92,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $970,972 as of December 31, 2016.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $719,289 as of December 31, 2016.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $538,695 as of December 31, 2016.
(5)	Ms. Egan did not participate in the deferred compensation plan as of December 31, 2016.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $720,726 as of December 31, 2016.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,680,284 as of December 31, 2016.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $1,725,235 as of December 31, 2016.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $967,618 as of December 31, 2016.
(10)	Ms. Lynch did not participate in the deferred compensation plan as of December 31, 2016.

Independent Trustee Ownership of Securities

As of October 27, 2017, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

As of the date of this SAI, as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the prospectus. Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisor.

Information Pertaining to the Officers

The executive officers of the Trust, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Trust (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
Officers who are not Trustees[2]

Jonathan Diorio 1980	Vice President	Since 2017	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Charles Park 1967	Chief Compliance Officer	Since 2017	Anti-Money Laundering Compliance Officer for the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Neal Andrews 1966	Chief Financial Officer	Since 2017	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
Jay Fife 1970	Treasurer	Since 2017	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Janey Ahn 1975	Secretary	Since 2017	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

1.	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
2.	Officers of the Trust serve at the pleasure of the Board.

Indemnification of Trustees and Officers

The governing documents of the Trust generally provide that, to the extent permitted by applicable law, the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Trust will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Trust’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex, including the Trust, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the director for claims arising out of his or her past service to that fund.

Principal Owners of Common Shares

Prior to the public offering of the common shares, BlackRock Financial Management Inc. (“BFM”), an affiliate of the Advisor, purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, BFM owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur upon the closing of this offering. The address of BFM is 55 East 52nd Street, New York, NY 10055. BFM is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of BlackRock.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of                         , 2017

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Rieder
Amer Bisat
Ronald Redmond
Sacha M. Bacro
Robert Wuertz
Jacob Caplain

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The following information is as of December 31, 2016.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards – From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock.

Deferred Compensation Program – A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program. With the exception of Mr. Caplain, the portfolio managers of the Trust have deferred BlackRock stock awards.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock has created a variety of incentive savings plans in which United States-based BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date.

Securities Ownership of Portfolio Managers

The Trust is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Trust.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Closed-End Fund Proxy Voting Policy is included as Appendix B to this SAI. Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Trust. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. The PNC Financial Services Group, Inc. (“PNC”) is BlackRock’s largest stockholder and is an Affiliate of BlackRock (an “Affiliate”) for Investment Company Act purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust anticipate investing substantially all of its assets in the Trust in private transactions that will not involve brokerage commissions or markups.

Subject to policies established by the Board, BlackRock is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Trust does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Trust. In return for such services, BlackRock may cause the Trust to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

Because the Trust invests all of its assets in shares of the Trust, it is expected that all transactions in portfolio securities will be entered into by the Trust.

In selecting brokers or dealers to execute portfolio transactions, the Advisors seek to obtain the best price and most favorable execution for the Trust, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and Section 28(e) thereof, “Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

The Advisors may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisors. The Advisors believe that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Advisors will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Advisors regularly evaluate the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Advisors view as impactful to its trading results.

The Advisors may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Advisors by the broker-dealer) and execution or brokerage services within applicable rules and the Advisors’ policies to the extent that such permitted services do not compromise the Advisors’ ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Advisor might pay with Trust commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Trust or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Advisors’ individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Advisor are not reduced as a result of the Advisors’ receipt of research services. In some cases, the Advisors may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Trust will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board, the Advisor is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage.

From time to time, the Trust may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisors with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisors do not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Advisors neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Trust anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Trust in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Trust will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Trust are made from dealers, underwriters and issuers. The Trust do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Advisors may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Trust prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Trust’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Trust would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Trust and for other investment accounts managed by the Advisors are made independently of each other in light of differing conditions. The Advisors allocate investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by an Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to an Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to an Advisor or to induce future services or benefits to be rendered to an Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Trust receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Advisors are given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Advisors’ trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Advisors to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Advisors may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other clients of the Advisor that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Advisors may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Trust is concerned, in other cases it could be beneficial to the Trust. Transactions effected by the Advisors on behalf of more than one of their clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Trust will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor, the Sub-Advisors and PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to the Advisor, a Sub-Advisor, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover

While the Trust generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Trust management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Trust’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Trust.

CONFLICTS OF INTEREST

PNC has a significant economic interest in BlackRock, Inc., the parent of the Advisor. BlackRock, Inc. and PNC are considered to be affiliated persons of one another under the Investment Company Act. Certain activities of the Advisor, the Sub-Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Trust and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Trust.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Trust invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Trust, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds. In addition, to the extent permitted by applicable law, the Trust may invest its assets in other funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of the Trust’s purchases and redemptions, and increased remuneration and profitability for BlackRock, its Affiliates and/or their personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Trust, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Trust, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Trust. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Trust may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

The Trust may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Trust, the investment management fee amounts paid by the Trust to BlackRock may also increase. The liquidity of the Trust may be impacted by redemptions of the Trust by model-driven investment portfolios.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its

Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Trust.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Trust. The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Trust’s creditworthiness.

Lending on behalf of the Trust is done by BlackRock Investment Management, LLC (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), each an affiliate of BlackRock, pursuant to SEC exemptive relief, enabling BIM or BTC, as applicable, to act as securities lending agent to, and receive a share of securities lending revenues from, the Trust. An Affiliate will receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro-rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s Risk and Quantitative Analytics Group (“RQA”) calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro-rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see Appendix B.

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Trust. Increasing the Trust’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell in a tender offer some or all of the shares of the Trust acquired for their own accounts.

It is possible that the Trust may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. The Trust also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Trust and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Trust’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors.

Certain employees and executives of BlackRock have a less than  1⁄2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Trust’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Trust’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Trust’s pricing vendors and/or fund accountants, there may be instances where the Trust’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations for investments are not readily available or are believed by BlackRock to be unreliable, the Trust’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Board. When determining a “fair value price,” BlackRock seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Trust’s net asset value. As a result, the Trust’s repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset based fee.

To the extent permitted by applicable law, the Trust may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust, BlackRock Investments, LLC and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the SEC’s website may be obtained by calling the SEC at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Trust and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Trust, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Trust wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Trust may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in certain circumstances where the Trust invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Trust) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Trust) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Trust), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Trust. If client (including Trust) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. The Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with its Affiliates will be as favorable as those terms offered to other index licensees.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Trust’s custodian may have the effect of reducing custody fees when the Trust leave cash balances uninvested. When the Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Trust. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Trust with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Trust (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Trust service providers. These systems are, or will be, used by the Trust service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Trust, that engage the service provider (typically the custodian). The Trust’s service provider remunerates BlackRock or its Affiliates for the use of the systems. The Trust service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that the Trust enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including the Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF SHARES

Other Shares

The Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences generally applicable to a shareholder of holding and disposing of common shares of the Trust. The discussion reflects applicable income tax laws of the United States as of the date of this SAI, which income tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code, including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, common shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes), and the discussions set forth here do not constitute tax advice. If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold common shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of common shares. Except as expressly provided otherwise, this discussion assumes that you are a taxable U.S. person for U.S. federal income tax purposes and that you hold common shares of the Trust as capital assets (generally, for investment). The Trust has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurances can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors should consult their own tax advisors as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Trust’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. To qualify as a RIC, the Trust must, among other things, satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Trust qualifies as a RIC, the Trust will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

To avoid a 4% nondeductible U.S. federal excise tax, the Trust must distribute by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its capital gains over its capital losses, generally computed on the basis of the one-year period ending on October 31 of such year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. The Trust intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax, although no assurances can be given in this regard.

If in any taxable year the Trust should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Trust would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of tax-exempt interest income or net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Trust’s current or accumulated earnings and profits. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Trust would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Trust failed to qualify as a RIC for a period greater than two taxable years, then to qualify as a RIC in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Trust qualifies for taxation as a RIC.

The Trust’s Investments

Certain of the Trust’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert tax-exempt income into taxable income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Trust to recognize taxable income or gain without a corresponding receipt of cash, (vi) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions or (viii) produce income that will not be qualifying income for purposes of the 90% gross income test. Although the Trust intends to monitor its transactions and may make certain tax elections or hold certain investments through the Subsidiaries or other subsidiaries (including taxable U.S. corporate subsidiaries) to mitigate the effect of these provisions, no assurances can be made that the Trust will be able to do so.

The Trust may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Trust’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Trust may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Trust to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Trust purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Trust makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, such a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Trust ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Trust may not be able to benefit from any offsetting loss deductions.

The Trust may invest in preferred securities or other investments the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such investments or the income from such investments differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, potentially requiring the Trust to purchase or sell securities, or otherwise change its portfolio, to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities, including tax-exempt municipal securities, by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust does not expect that it will be eligible to elect to “pass through” to common shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Trust with respect to qualifying taxes.

Any foreign Subsidiaries are expected not to be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and the Trust will be required to include as income annually amounts earned by its foreign Subsidiaries during that year. The Trust will be subject to the distribution requirement applicable to a RIC on such foreign Subsidiary income, whether or not the Subsidiary makes a distribution during the taxable year. In addition, such income generally will be treated as qualifying income for purposes of the 90% gross income test only to the extent the foreign Subsidiary makes actual distributions in the same taxable year. Any domestic Subsidiary will generally be subject to U.S. federal income tax at regular corporate rates.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Trust will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If the Trust enters into a closing transaction, the difference between the premiums received and the amount paid by the Trust to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Trust is exercised, thereby requiring the Trust to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Shareholders

The Trust will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Trust from its net capital gain, if any, that the Trust properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Trust) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Trust’s distributions will constitute qualified dividend income.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Subject to the discussion of repurchase below, the sale or other disposition of common shares (including upon termination of the Trust) will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The repurchase of common shares through a periodic tender offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of shares if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Trust and also requires the shareholder to own less than 50% of the voting power of all classes of the Trust entitled to vote immediately after the repurchase. A “complete redemption” of a shareholder’s interest generally requires that shares of the Trust owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Trust, which should result if the shareholder has a minimal interest in the Trust, exercises no control over Trust affairs and suffers a reduction in his proportionate interest in the Trust. In determining whether any of these tests has been met, any Trust shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the repurchase of your common shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the repurchase and the adjusted tax basis of the common shares sold. If none of the tests described above are met with respect to a repurchase, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant common shares. The tax basis in the common shares tendered to the Trust will be transferred to any remaining common shares held by you in the Trust. In addition, if the sale of common shares pursuant to the applicable repurchase is treated as a “dividend” to a tendering stockholder, a constructive dividend under certain provisions of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased as a result of such tender.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Trust and capital gains from the sale or other disposition of the Trust’s stock.

The Trust generally expects to be treated as a “publicly offered regulated investment company” for U.S. federal income tax purposes. However, the Trust cannot assure you that it will be treated as a “publicly offered regulated investment company” for all years. If the Trust is not treated as a “publicly offered regulated investment company” for any taxable year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Trust’s earnings and profits will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid by the Trust and certain other Trust expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Trust in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the year, (iii) each such U.S. shareholder will be treated as having paid or incurred such its allocable share of these fees and expenses for the year and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Trust. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Trust’s common shares.

Ordinary income dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Trust may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition, legislation enacted in 2010, commonly known as “FATCA,” and existing guidance issued thereunder require withholding at a rate of 30% on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Trust held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common stock of the Trust is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common stock of the Trust held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Trust will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Trust’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Trust also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Trust.

*    *     *

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and the Trust’s shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the U.S. federal income taxation of the Trust and the income tax consequences to their holders of common shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY PRE-EFFECTIVE AMENDMENT]

F-1

FINANCIAL STATEMENTS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

F-2

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA    An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C    An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D    An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR    This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1    A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L    Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p    This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi    Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim    Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t    This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa    Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa    Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B    Obligations rated B are considered speculative and are subject to high credit risk.

Caa    Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e    Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)    Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#    Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR    Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR    Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

net asset value    Not Available. An issue that Moody’s has not yet rated is denoted by the net asset value symbol.

TWR    Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc. — A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA    Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB    Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB    Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B    Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC    Substantial credit risk. Default is a real possibility.

CC    Very high levels of credit risk. Default of some kind appears probable.

C    Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD    Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D    Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1     Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2     Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3     Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B     Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C     High short-term default risk. Default is a real possibility.

RD    Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D     Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

Closed-End Fund Proxy Voting Policy

July 1, 2017

Effective Date: July 1, 2017

Applies to the following types of Funds registered under the 1940 Act:

☐ Open-End Mutual Funds (including money market funds)

☐ Money Market Funds Only

☐ iShares ETFs

☒ Closed-End Funds

☐ Other

The Boards of Trustees/Directors (“Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock. BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided that in the case of securities held by BlackRock closed-end funds that have or propose to adopt classified boards, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

BlackRock will report on an annual basis to the Directors on (1) all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

B-1

B-2

B-3

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

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BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

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Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

▶	establishing an appropriate corporate governance structure;

▶	supporting and overseeing management in setting strategy;

▶	ensuring the integrity of financial statements;

▶	making decisions regarding mergers, acquisitions and disposals;

▶	establishing appropriate executive compensation structures; and

▶	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

▶	current employment at the company or a subsidiary;

▶	former employment within the past several years as an executive of the company;

▶	providing substantial professional services to the company and/or members of the company’s management;

▶	having had a substantial business relationship in the past three years;

▶	having, or representing a shareholder with, a substantial shareholding in the company;

▶	being an immediate family member of any of the aforementioned; and

▶	interlocking directorships.

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BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

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Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

▶	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

▶	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate

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Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

▶	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

▶	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

▶	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

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As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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PART C

Other Information

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements
	Part A:	None
	Part B:	Audited Financial Statements – to be included in SAI
Report of Independent Registered Public Accounting Firm – to be included in SAI
(2)	Exhibits
(a)		Third Amended and Restated Agreement and Declaration of Trust – filed herewith
(b)		Second Amended and Restated Bylaws – filed herewith
(c)		Inapplicable
(d)		Inapplicable
(e)		Form of Automatic Dividend Reinvestment Plan (1)
(f)		Inapplicable
(g)(1)		Form of Investment Management Agreement (1)
(2)		Form of Fee Waiver Agreement (1)
(3)		Form of Sub-Investment Advisory Agreement (1)
(4)		Form of Sub-Investment Advisory Agreement (1)
(h)(1)		Form of Distribution Agreement (1)
(2)		Form of Dealer Agreement (1)
(i)		BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan (1)
(j)		Form of Custody Agreement (1)
(k)(1)		Form of Transfer Agency and Service Agreement (1)
(2)		Form of Administration and Accounting Services Agreement (1)
(3)		Form of Name Licensing Agreement (1)
(4)		Form of Securities Lending Agreement (1)
(l)		Opinion and Consent of Counsel to the Registrant (1)
(m)		Inapplicable
(n)		Independent Registered Public Accounting Firm Consent (1)
(o)		Inapplicable
(p)		Form of Initial Subscription Agreement (1)
(q)		Inapplicable
(r)(1)		Code of Ethics of the Registrant (1)
(2)		Code of Ethics of the Advisor and Sub-Advisor (1)
(s)(1)		Powers of Attorney of the Registrant’s Trustees and Officers – filed herewith

(1)	To be filed by further amendment

Item 26. Marketing Arrangements

See the Form of Distribution Agreement to be filed by pre-effective amendment as Exhibit (h) to this Registration Statement.

Item 27. Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses
Legal fees and expenses
FINRA fee
Miscellaneous

Total	$

Item 28. Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29. Number Of Holders Of Shares

As of October 27, 2017:

Title Of Class	Number Of Record Holders
Common Shares of Beneficial Interest, par value $0.001	0

Item 30. Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Registrant has also entered into an agreement with Trustees and officers of the Registrant entitled to indemnification under the Agreement and Declaration of Trust pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Agreement and Declaration of Trust to the maximum extent permitted by law.

Reference is also made to:

•	Sections and of the Registrant’s Investment Management Agreement, a form of which will be filed by pre-effective amendment as Exhibit (g)(1) to this Registration Statement

•	Sections and of the Registrant’s Sub-Investment Advisory Agreements, forms of which will be filed by pre-effective amendment as Exhibits (g)(3) and g(4) to this Registration Statement.

•	Section of the Distribution Agreement, a form of which will be filed by pre-effective amendment as Exhibit (h)(1) to this Registration Statement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business And Other Connections Of Investment Adviser

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisors Act of 1940 (Commission File No. 801-47710).

BlackRock International Limited and BlackRock (Singapore) Limited (each a “Sub-Advisor”) serves as sub-advisers to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Advisors or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Advisors filed with the commission pursuant to the Investment Advisors Act of 1940 (Commission File Nos. 801-51087 and 801-76926, respectively).

Item 32. Location Of Accounts And Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809 and at the offices of BlackRock International Limited and BlackRock (Singapore) Limited, as sub-advisers to the Registrant, at Edinburgh, EH3 8BL, United Kingdom, and 20 Anson Road #18-01, 079912 Singapore, respectively, State Street Bank and Trust Company, the Registrant’s Custodian and administrator, at One Lincoln Street, Boston, Massachusetts 02111, and                     , the Registrant’s Transfer Agent, at                     ,                     ,                     .

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of October, 2017.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES II

By:	/s/ John M. Perlowski
John M. Perlowski
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 27th day of October, 2017.

Signature	Title

/s/ John M. Perlowski John M. Perlowski	Trustee, President and Chief Executive Officer

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer

* Richard E. Cavanagh	Trustee

* Karen P. Robards	Trustee

* Michael J. Castellano	Trustee

* Cynthia L. Egan	Trustee

* Frank J. Fabozzi	Trustee

* Jerrold B. Harris	Trustee

* R. Glenn Hubbard	Trustee

* W. Carl Kester	Trustee

* Catherine A. Lynch	Trustee

* Barbara G. Novick	Trustee

*By:	/s/ John M. Perlowski
John M. Perlowski
as Attorney-in-Fact

Signature Page to N-2

EXHIBIT INDEX

(a)	Third Amended and Restated Agreement and Declaration of Trust

(b)	Second Amended and Restated Bylaws

(s)(1)	Power of Attorney